            As filed with the Securities and Exchange
                 Commission on October 31, 1995

                                                 File No. 2-25364
                                                         811-1415

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                   ___________________________


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 63                X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 26                       X

                   ___________________________

              Alliance Global Small Cap Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
    1345 Avenue of the Americas, New York, New York    10105
     (Address of Principal Executive Office)      (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                  ____________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  l0105
             (Name and address of agent for service)

      It is proposed that this filing will become effective
                     (check appropriate box)

      x immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)

           60 days after filing pursuant to paragraph (a) (1)
           on (date) pursuant to paragraph (a) (1)
           75 days after filing pursuant to paragraph (a) (2)
           on (date) pursuant to paragraph (a) (2) of rule 485

           If appropriate, check the following box:


           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of Capital Stock pursuant to Rule 24f-2 under the Investment Company
Act of 1940. Registrant filed a notice pursuant to such Rule for its fiscal year ended July 31, 1995 on September 28, 1995.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                    Location in Prospectus (Caption)

PART A

Item 1.  Cover Page                        Cover Page

Item 2.  Synopsis                          Expense Information

Item 3.  Condensed Financial Information   Financial Highlights

Item 4.  General Description of Registrant Description of the
                                           Fund

Item 5.  Management of the Fund            Management of the
                                           Fund; General
                                           Information

Item 6.  Capital Stock and Other           General Information;
           Securities                      Dividends, Distribu-
                                           tions and Taxes

Item 7.  Purchase of Securities            Alternative Purchase
           Being Offered                   Arrangements; Purchase
                                           of Shares; General
                                           Information

Item 8.  Redemption or Repurchase          Purchase of Shares
                                           Redemption and
                                           Repurchase of
                                           Shares

Item 9.  Pending Legal Proceedings         Not Applicable

                                 Location in Statement of
PART B                           Additional Information (Caption)

Item 10. Cover Page                       Cover Page

Item 11. Table of Contents                Cover Page

Item 12. General Information and History  Management of the
                                          Fund; General
                                          Information

Item 13. Investment Objectives and        Investment
          Policies                        Objective, Policies
                                          and Restrictions

Item 14. Management of the Registrant     Management of the
                                          Fund

Item 15. Control Persons and Principal    Management of the
           Holders of Securities          Fund; General
                                          Information

Item 16. Investment Advisory and          Management of the
           Other Services                 Fund

Item 17. Brokerage Allocation and         Allocation of
           Other Practices                Portfolio Brokerage

Item 18. Capital Stock and                General Information
           Other Securities

Item 19. Purchase, Redemption and         Purchase and
           Pricing                        Redemption of Shares;
                                          Net Asset Value

Item 20. Tax Status                       Investment Objective,
                                          Policies and Restric-
                                          tions; Dividends,
                                          Distributions and
                                          Taxes

Item 21. Underwriters                     General Information

Item 22. Calculation of Performance       Not Applicable
           Data

Item 23. Financial Statements             Financial Statements;
                                          Report of Independent
                                          Accountants

                                 The Alliance
--------------------------------------------------------------------------------
                                  Stock Funds
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application


                               November 1, 1995



     Domestic Stock Funds                 Global Stock Funds
    -The Alliance Fund                   -Alliance International Fund
    -Alliance Growth Fund                -Alliance Worldwide Privatization Fund
    -Alliance Premier Growth Fund        -Alliance New Europe Fund
    -Alliance Counterpoint Fund          -Alliance All-Asia Investment Fund
    -Alliance Technology Fund            -Alliance Global Small Cap Fund
    -Alliance Quasar Fund

                              Total Return Funds
                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund


Table of Contents                                                           Page
The Funds at a Glance.....................................................     2
Expense Information.......................................................     4
Financial Highlights......................................................     7
Glossary..................................................................    17
Description of the Funds..................................................    18
    Investment Objectives and Policies....................................    18
    Additional Investment Practices.......................................    27
    Certain Fundamental Investment Policies...............................    34
    Risk Considerations...................................................    36
Purchase and Sale of Shares...............................................    40
Management of the Funds...................................................    42
Dividends, Distributions and Taxes........................................    45
General Information.......................................................    46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105




The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Fund offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 105 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $135 billion in assets under management as of June 30, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund


Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Counterpoint Fund

Seeks . . . Long-term capital growth, primarily, and current income, secondarily.

Invests Principally in . . . A diversified portfolio of price-depressed, undervalued or out-of-favor equity securities.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.


Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.


Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


--------------------------------------------------------------------------------
                            Automatic Reinvestment
--------------------------------------------------------------------------------
                         Automatic Investment Program
--------------------------------------------------------------------------------
                               Retirement Plans
--------------------------------------------------------------------------------
                          Shareholder Communications
--------------------------------------------------------------------------------
                           Dividend Direction Plans
--------------------------------------------------------------------------------
                                 Auto Exchange
--------------------------------------------------------------------------------
                            Systematic Withdrawals
--------------------------------------------------------------------------------

                          A Choice Of Purchase Plans
--------------------------------------------------------------------------------
                            Telephone Transactions
--------------------------------------------------------------------------------
                              24 Hour Information
--------------------------------------------------------------------------------

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                       Class A Shares       Class B Shares       Class C Shares
                                                                       --------------       --------------       --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..................................................         4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments...................           None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)..............................................         None(a)                4.0%                  None
                                                                                              during the
                                                                                              first year,
                                                                                            decreasing 1.0%
                                                                                            annually to 0%
                                                                                               after the
                                                                                            fourth year (b)

Exchange fee.....................................................           None                 None                  None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.

                      Operating Expenses                                                      Examples
-------------------------------------------------------------      ---------------------------------------------------------------
Alliance Fund                 Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .71%        .71%        .71%       After 1 year        $ 53        $ 59         $ 19        $ 19
   12b-1 fees                   .19%       1.00%       1.00%       After 3 years       $ 74        $ 79         $ 59        $ 59
   Other expenses (a)           .15%        .18%        .16%       After 5 years       $ 98        $102         $102        $101
                               ----        ----        ----        After 10 years      $165        $199(b)      $199(b)     $220
   Total fund
      operating expenses       1.05%       1.89%       1.87%
                               ====        ====        ====
Growth Fund                   Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 56        $ 61         $ 21        $ 21
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $ 83        $ 84         $ 64        $ 64
   Other expenses (a)           .30%        .30%        .30%       After 5 years       $113        $110         $110        $110
                               ----        ----        ----        After 10 years      $198        $220(b)      $220(b)     $239
   Total fund
      operating expenses       1.35%       2.05%       2.05%
                               ====        ====        ====
Premier Growth Fund           Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees             1.00%       1.00%       1.00%       After 1 year        $ 60        $ 65         $ 25        $ 25
   12b-1 fees                   .37%       1.00%       1.00%       After 3 years       $ 97        $ 97         $ 77        $ 77
   Other expenses (a)           .44%        .46%        .45%       After 5 years       $136        $131         $131        $131
                               ----        ----        ----        After 10 years      $246        $248(b)      $243(b)     $279
   Total fund
      operating expenses       1.81%       2.46%       2.45%
                               ====        ====        ====
Counterpoint Fund             Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 61        $ 68         $ 28        $ 27
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $101        $105         $ 85        $ 83
   Other expenses (a)           .89%        .98%        .91%       After 5 years       $143        $144         $144        $141
                               ----        ----        ----        After 10 years      $259        $287(b)      $287(b)     $299
   Total fund
      operating expenses       1.94%       2.73%       2.66%
                               ====        ====        ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Technology Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 24
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 93        $ 96        $ 76          $ 75
   Other expenses (a)                 .36%      .43%      .41%     After 5 years      $129        $130        $130          $129
                                     ----      ----      ----      After 10 years     $231        $258(b)     $258(b)       $275
   Total fund
      operating expenses             1.66%     2.43%     2.41%
                                     ====      ====      ====
Quasar Fund                         Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 25
   12b-1 fees                         .21%     1.00%     1.00%     After 3 years      $ 93        $ 98        $ 78          $ 77
   Other expenses (a)                 .46%      .50%      .48%     After 5 years      $129        $133        $133          $132
                                     ----      ----      ----      After 10 years     $232        $263(b)     $263(b)       $282
   Total fund
      operating expenses             1.67%     2.50%     2.48%
                                     ====      ====      ====
International Fund                  Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 66        $ 26          $ 26
   12b-1 fees                         .18%     1.00%     1.00%     After 3 years      $ 95        $100        $ 80          $ 79
   Other expenses (a)                 .55%      .57%      .54%     After 5 years      $132        $137        $137          $135
                                     ----      ----      ----      After 10 years     $238        $270(b)     $270(b)       $288
   Total fund
      operating expenses             1.73%     2.57%     2.54%
                                     ====      ====      ====
Worldwide Privatization Fund        Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 60        $ 65        $ 25          $ 25
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 96        $ 97        $ 77          $ 77
   Other expenses (a)                 .48%      .48%      .48%     After 5 years      $135        $132        $132          $132
                                     ----      ----      ----      After 10 years     $243        $264(b)     $264(b)       $282
   Total fund
      operating expenses             1.78%     2.48%     2.48%
                                     ====      ====      ====
New Europe Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.07%     1.07%     1.07%     After 1 year       $ 63        $ 68        $ 28          $ 28
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $105        $107        $ 87          $ 86
   Other expenses (a)                 .72%      .72%      .71%     After 5 years      $150        $147        $147          $147
                                     ----      ----      ----      After 10 years     $274        $295(b)     $295(b)       $311
   Total fund
      operating expenses             2.09%     2.79%     2.78%
                                     ====      ====      ====
All-Asia Investment Fund            Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                                                 After 1 year       $ 35        $ 75        $ 35          $ 35
     (after waiver) (c)              0.00%     0.00%     0.00%     After 3 years      $126        $127        $107          $107
   12b-1 fees                         .30%     1.00%     1.00%     After 5 years      $184        $182        $182          $182
   Other expenses                                                  After 10 years     $342        $362(b)     $362(b)       $377
      Administration fees
        (after waiver) (f)           0.00%     0.00%     0.00%
      Other operating expenses (a)
        (after reimbursement) (d)    2.20%     1.50%     1.50%
                                     ----      ----      ----
   Total other expenses              2.50%     2.50%     2.50%
                                     ----      ----      ----
   Total fund
      operating expenses (d)         2.80%     3.50%     3.50%
                                     ====      ====      ====
Global Small Cap Fund               Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 67        $ 72        $ 32          $ 33
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118        $119        $ 99          $100
   Other expenses (a)                1.24%     1.20%     1.25%     After 5 years      $172        $167        $167          $170
                                     ----      ----      ----      After 10 years     $318        $335(b)     $335(b)       $355
   Total fund
      operating expenses (g)         2.54%     3.20%     3.25%
                                     ====      ====      ====
Strategic Balanced Fund             Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees
      (after waiver) (c)              .45%      .45%      .45%     After 1 year       $ 56        $ 61        $ 21          $ 21
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 85        $ 86        $ 66          $ 66
   Other expenses (a)                                              After 5 years      $116        $113        $113          $113
      (after reimbursement) (d)       .65%      .65%      .65%     After 10 years     $203        $225(b)     $225(b)       $243
                                     ----      ----      ----
   Total fund
      operating expenses (d)         1.40%     2.10%     2.10%
                                     ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Balanced Shares                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .63%      .63%      .63%     After 1 year       $ 55         $ 61        $ 21          $ 21
   12b-1 fees                         .24%     1.00%     1.00%     After 3 years      $ 83         $ 86        $ 66          $ 65
   Other expenses (a)                 .45%      .48%      .46%     After 5 years      $112         $113        $113          $112
                                     ----      ----      ----      After 10 years     $195         $224(b)     $224(b)       $242
   Total fund
      operating expenses             1.32%     2.11%     2.09%
                                     ====      ====      ====
Income Builder Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 67         $ 71        $ 31          $ 27
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118         $115        $ 95          $ 83
   Other expenses (a)                1.47%     1.34%      .92%     After 5 years      $171         $162        $162          $141
                                     ----      ----      ----      After 10 years     $316         $327(b)     $327(b)       $300
   Total fund
      operating expenses             2.52%     3.09%     2.67%
                                     ====      ====      ====
Utility Income Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 57         $ 62        $ 22          $ 22
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 88         $ 89        $ 69          $ 69
   Other expenses (a)                 .45%      .45%      .45%     After 5 years      $121         $118        $118          $118
                                     ----      ----      ----      After 10 years     $214         $236(b)     $236(b)       $253
   Total fund
      operating expenses (e)         1.50%     2.20%     2.20%
                                     ====      ====      ====
Growth and Income Fund              Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .53%      .53%      .53%     After 1 year       $ 53         $ 59        $ 19          $ 19
   12b-1 fees                         .20%     1.00%     1.00%     After 3 years      $ 74         $ 78        $ 58          $ 58
   Other expenses (a)                 .30%      .32%      .31%     After 5 years      $ 97         $100        $100          $100
                                     ----      ----      ----      After 10 years     $163         $195(b)     $195(b)       $216
   Total fund
      operating expenses             1.03%     1.85%     1.84%
                                     ====      ====      ====

--------------------------------------------------------------------------------
  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and 1.00% for All-Asia Investment Fund.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .76%, .74% and .75%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for Strategic Balanced Fund would have been 1.81%, 2.49% and 2.50%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 7.81%, 7.83% and 7.83%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 9.26%, 9.98% and 9.98%, respectively, for Class A, Class B and Class C shares.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 13.72%, 14.42% and 14.42%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Net of expense reimbursements. Absent of expense reimbursements, total fund operating expenses for Global Small Cap Fund would be 2.61%, 3.27% and 3.31%, respectively, for Class A, Class B and Class C shares.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Alliance Premier Growth Fund and All-Asia Investment Fund reflects estimated annualized expenses for the Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Funds' current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund and Worldwide Privatization Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Counterpoint Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Counterpoint Fund, Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has, except as noted otherwise, been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for Counterpoint Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
All-Asia Investment Fund
   Class A
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .11 (c)        $  .13             $  .24           $ 0.00          $ 0.00
   Class B
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .09 (c)        $  .13             $  .22           $ 0.00          $ 0.00
   Class C
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .08 (c)        $  .16             $  .24           $ 0.00          $ 0.00
Alliance Fund
   Class A
   12/1/94 to 5/31/95+++.....     $  6.63        $  .01            $  .81             $  .82           $ (.01)        $ (1.00)
   1/1/94 to 11/30/94**......        6.85           .01              (.23)              (.22)            0.00            0.00
   Year ended 12/31/93.......        6.68           .02               .93                .95             (.02)           (.76)
   Year ended 12/31/92.......        6.29           .05               .87                .92             (.05)           (.48)
   Year ended 12/31/91.......        5.22           .07              1.70               1.77             (.07)           (.63)
   Year ended 12/31/90.......        6.87           .09              (.32)              (.23)            (.18)          (1.24)
   Year ended 12/31/89.......        5.60           .12              1.19               1.31             (.04)           0.00
   Year ended 12/31/88.......        5.15           .08               .80                .88             (.08)           (.35)
   Year ended 12/31/87.......        6.87           .08               .27                .35             (.13)          (1.94)
   Year ended 12/31/86.......       11.15           .11               .87                .98             (.10)          (5.16)
   Year ended 12/31/85.......        9.18           .20              2.51               2.71             (.23)           (.51)
   Class B
   12/1/94 to 5/31/95+++.....     $  6.50        $  .05            $  .72             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.76          (.03)             (.23)              (.26)            0.00            0.00
   Year ended 12/31/93.......        6.64          (.03)              .91                .88             0.00            (.76)
   Year ended 12/31/92.......        6.27          (.01)(b)           .87                .86             (.01)           (.48)
   3/4/91++ to 12/31/91......        6.14           .01 (b)           .79                .80             (.04)           (.63)
   Class C
   12/1/94 to 5/31/95+++.....     $  6.50        $ (.10)           $  .87             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.77          (.03)             (.24)              (.27)            0.00            0.00
   5/3/93++ to 12/31/93......        6.67          (.02)              .88                .86             0.00            (.76)
Growth Fund (i)
   Class A
   11/1/94 to 4/30/95+++.....     $ 25.08        $  .08            $  .88             $  .96           $ (.11)        $  (.41)
   5/1/94 to 10/31/94**......       23.89           .09              1.10               1.19             0.00            0.00
   Year ended 4/30/94........       22.67          (.01)(c)          3.55               3.54             0.00           (2.32)
   Year ended 4/30/93........       20.31           .05 (c)          3.68               3.73             (.14)          (1.23)
   Year ended 4/30/92........       17.94           .29 (c)          3.95               4.24             (.26)          (1.61)
   9/4/90++ to 4/30/91.......       13.61           .17 (c)          4.22               4.39             (.06)           0.00
   Class B
   11/1/94 to 4/30/95+++.....     $ 21.21        $ 0.00            $  .74             $  .74           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.27           .01               .93                .94             0.00            0.00
   Year ended 4/30/94........       19.68          (.07)(c)          2.98               2.91             0.00           (2.32)
   Year ended 4/30/93........       18.16          (.06)(c)          3.23               3.17             (.03)          (1.62)
   Year ended 4/30/92........       16.88           .17 (c)          3.67               3.84             (.21)          (2.35)
   Year ended 4/30/91........       14.38           .08 (c)          3.22               3.30             (.09)           (.71)
   Year ended 4/30/90........       14.13           .01 (b)(c)       1.26               1.27             0.00           (1.02)
   Year ended 4/30/89........       12.76          (.01)(c)          2.44               2.43             0.00           (1.06)
   10/23/87+ to 4/30/88......       10.00          (.02)(c)          2.78               2.76             0.00            0.00
   Class C
   11/1/94 to 4/30/95+++.....     $ 21.22        $ 0.00            $  .73             $  .73           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.28           .01               .93                .94             0.00            0.00
   8/2/93++ to 4/30/94.......       21.47          (.02)(c)          1.15               1.13             0.00           (2.32)
Premier Growth Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 11.41        $ (.02)           $ 2.15             $ 2.13           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.78          (.09)             (.28)              (.37)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.05)             1.05               1.00             (.01)           0.00
   9/28/92+ to 11/30/92......       10.00           .01               .78                .79             0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 11.29        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.15)             (.28)              (.43)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.10)             1.03                .93             0.00            0.00
   9/28/92+ to 11/30/92......       10.00          0.00               .79                .79             0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 11.30        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.09)             (.33)              (.42)            0.00
   5/3/93++ to 11/30/93......       10.48          (.05)             1.29               1.24             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ 0.00           $10.24          2.40%          $    1,917           .19%*          3.44%*            51%

       $ 0.00           $10.22          2.20%          $    3,019           .90%*          2.73%*            51%

       $ 0.00           $10.24          2.40%          $      185           .71%*          2.87%*            51%


       $(1.01)          $ 6.44         15.01%          $  812,401          1.07%*           .44%*            41%
         0.00             6.63         (3.21)             760,679          1.05*            .21*             63
         (.78)            6.85         14.26              831,814          1.01             .27              66
         (.53)            6.68         14.70              794,733           .81             .79              58
         (.70)            6.29         33.91              748,226           .83            1.03              74
        (1.42)            5.22         (4.36)             620,374           .81            1.56              71
         (.04)            6.87         23.42              837,429           .75            1.79              81
         (.43)            5.60         17.10              760,619           .82            1.38              65
        (2.07)            5.15          4.90              695,812           .76            1.03             100
        (5.26)            6.87         12.60              652,009           .61            1.39              46
         (.74)           11.15         31.52              710,851           .59            1.96              62

       $(1.00)          $ 6.27         14.36%          $   22,603          1.88%*          (.32)%*           41%
         0.00             6.50         (3.85)              18,138          1.89*           (.60)*            63
         (.76)            6.76         13.28               12,402          1.90            (.64)             66
         (.49)            6.64         13.75                3,825          1.64            (.04)             58
         (.67)            6.27         13.10                  852          1.64*            .10*             74

       $(1.00)          $ 6.27         14.36%          $    6,868          1.91%*          (.38)%*           41%
         0.00             6.50         (3.99)               6,230          1.87*           (.59)*            63
         (.76)            6.77         13.95                4,006          1.94*           (.74)*            66


       $ (.52)          $25.52          4.04%          $  213,281          1.37%*           .69%*            25%
         0.00            25.08          4.98              167,800          1.35*            .86*             24
        (2.32)           23.89         15.66              102,406          1.40 (f)         .32              87
        (1.37)           22.67         18.89               13,889          1.40 (f)         .20             124
        (1.87)           20.31         23.61                8,228          1.40 (f)        1.44             137
         (.06)           17.94         32.40                  713          1.40*(f)        1.99*            130

       $ (.42)          $21.53          3.68%          $1,051,753          2.07%*          (.01)%*           25%
         0.00            21.21          4.64              751,521          2.05*            .16*             24
        (2.32)           20.27         14.79              394,227          2.10 (f)        (.36)             87
        (1.65)           19.68         18.16               56,704          2.15 (f)        (.53)            124
        (2.56)           18.16         22.75               37,845          2.15 (f)         .78             137
         (.80)           16.88         24.72               22,710          2.10 (f)         .56             130
        (1.02)           14.38          8.81               15,800          2.00 (f)         .07             165
        (1.06)           14.13         20.31                7,672          2.00 (f)        (.03)            139
         0.00            12.76         27.60                1,938          2.00*(f)        (.40)*            52

       $ (.42)          $21.53          3.63%          $  154,857          2.07%*          (.01)%*           25%
         0.00            21.22          4.64              114,455          2.05*            .16*             24
        (2.32)           20.28          5.27               64,030          2.10*(f)        (.31)*            87


       $ (.67)          $12.87         19.94%          $   41,921          1.92%*          (.36)%*           58%
         0.00            11.41         (3.14)              35,146          1.96            (.67)             98
         (.01)           11.78          9.26               40,415          2.18            (.61)             68
         0.00            10.79          7.90                4,893          2.17*(f)         .91*(f)           0

       $ (.67)          $12.70         19.70%          $  157,167          2.43%*          (.88)%*           58%
         0.00            11.29         (3.67)             139,988          2.47           (1.19)             98
         0.00            11.72          8.64              151,600          2.70           (1.14)             68
         0.00            10.79          7.90               19,941          2.68*(f)         .35*(f)           0

       $ (.67)          $12.71         19.68%          $    8,638          2.42%*          (.87)%*           58%
         0.00            11.30         (3.58)               7,332          2.47           (1.16)             98
         0.00            11.72         11.83                3,899          2.79*          (1.35)*            68

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Counterpoint Fund
   Class A
   10/1/94 to 3/31/95+++.....     $17.14           $(.07)           $ 1.31            $ 1.24            $0.00          $(2.62)
   Year ended 9/30/94........      20.89            (.10)             (.82)             (.92)            0.00           (2.83)
   Year ended 9/30/93........      19.45            (.01)             2.60              2.59             (.04)          (1.11)
   Year ended 9/30/92........      19.08             .13              1.76              1.89             (.16)          (1.36)
   Year ended 9/30/91........      15.18             .17              4.92              5.09             (.20)           (.99)
   Year ended 9/30/90........      19.86             .23             (3.63)            (3.40)            (.20)          (1.08)
   Year ended 9/30/89........      15.02             .21              5.30              5.51             (.23)           (.44)
   Year ended 9/30/88........      18.05             .27             (2.09)            (1.82)            (.26)           (.95)
   Year ended 9/30/87........      14.26             .26              4.20              4.46             (.36)           (.31)
   Year ended 9/30/86........      10.98             .37              3.31              3.68             (.35)           (.09)
   2/28/85+ to 9/30/85.......      10.00             .13               .85               .98             0.00            0.00
   Class B
   10/1/94 to 3/31/95+++.....     $16.94           $(.07)           $ 1.23            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.82            (.08)             (.97)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.07)             2.38              2.31             0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $16.95           $(.10)           $ 1.26            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.83            (.14)             (.91)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.05)             2.37              2.32             0.00            0.00
Technology Fund
   Class A
   12/1/94 to 5/31/95+++.....     $31.98           $(.11)           $ 7.94            $ 7.83            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      26.12            (.32)             6.18              5.86             0.00            0.00
   Year ended 12/31/93.......      28.20            (.29)             6.39              6.10             0.00           (8.18)
   Year ended 12/31/92.......      26.38            (.22)(b)          4.31              4.09             0.00           (2.27)
   Year ended 12/31/91.......      19.44            (.02)            10.57             10.55             0.00           (3.61)
   Year ended 12/31/90.......      21.57            (.03)             (.56)             (.59)            0.00           (1.54)
   Year ended 12/31/89.......      20.35            0.00              1.22              1.22             0.00            0.00
   Year ended 12/31/88.......      20.22            (.03)              .16               .13             0.00            0.00
   Year ended 12/31/87.......      23.11            (.10)             4.54              4.44             0.00           (7.33)
   Year ended 12/31/86.......      20.64            (.14)             2.62              2.48             (.01)           0.00
   Year ended 12/31/85.......      16.52             .02              4.30              4.32             (.20)           0.00
   Class B
   12/1/94 to 5/31/95+++.....     $31.61           $(.14)           $ 7.75            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.23)             5.86              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.12)             6.84              6.72             0.00           (8.18)
   Class C
   12/1/94 to 5/31/95+++.....     $31.61           $(.18)           $ 7.79            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.24)             5.87              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.13)             6.85              6.72             0.00           (8.18)
Quasar Fund
   Class A
   10/1/94 to 3/31/95+++.....     $22.65           $(.13)           $  .54           $   .41            $0.00          $(3.86)
   Year ended 9/30/94........      24.43            (.60)             (.36)             (.96)            0.00            (.82)
   Year ended 9/30/93........      19.34            (.41)             6.38              5.97             0.00            (.88)
   Year ended 9/30/92........      21.27            (.24)            (1.53)            (1.77)            0.00            (.16)
   Year ended 9/30/91........      15.67            (.05)             5.71              5.66             (.06)           0.00
   Year ended 9/30/90........      24.84             .03 (b)         (7.18)            (7.15)            0.00           (2.02)
   Year ended 9/30/89........      17.60             .02 (b)          7.40              7.42             0.00            (.18)
   Year ended 9/30/88........      24.47            (.08)            (2.08)            (2.16)            0.00           (4.71)
   Year ended 9/30/87(d).....      21.80            (.14)             5.88              5.74             0.00           (3.07)
   Year ended 9/30/86(d).....      17.25            0.00              5.54              5.54             (.03)           (.96)
   Year ended 9/30/85(d).....      14.67             .04              2.87              2.91             (.11)           (.22)
   Class B
   10/1/94 to 3/31/95+++.....     $21.92           $(.19)           $  .50           $   .31            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.53)             (.61)            (1.14)            0.00            (.82)
   Year ended 9/30/93........      19.07            (.18)             5.87              5.69             0.00            (.88)
   Year ended 9/30/92........      21.14            (.39)            (1.52)            (1.91)            0.00            (.16)
   Year ended 9/30/91........      15.66            (.13)             5.67              5.54             (.06)           0.00
   9/17/90++ to 9/30/90......      17.17            (.01)            (1.50)            (1.51)            0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $21.92           $(.20)           $  .53           $   .33            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.36)             (.78)            (1.14)            0.00            (.82)
   5/3/93++ to 9/30/93.......      20.33            (.10)             3.65              3.55             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

        $(2.62)         $15.76            9.07%         $ 36,714          2.23%*            (.84)%*             8%
         (2.83)          17.14           (4.91)           42,712          1.94              (.43)              25
         (1.15)          20.89           13.76            67,356          1.79              (.04)              48
         (1.52)          19.45           10.76            70,876          1.62               .79               39
         (1.19)          19.08           35.39            59,690          1.64              1.02               38
         (1.28)          15.18          (17.91)           49,198          1.72              1.38               57
          (.67)          19.86           38.25            60,478          1.69              1.28               37
         (1.21)          15.02           (8.94)           44,789          1.76              1.93               33
          (.67)          18.05           32.24            57,752          1.64 (f)          1.68 (f)           24
          (.40)          14.26           34.00            36,713          1.55 (f)          2.88 (f)           17
          0.00           10.98            9.80            22,365          1.50*(f)          3.20*(f)            6

        $(2.62)         $15.48            8.67%         $  1,303          3.03%*           (1.57)%*             8%
         (2.83)          16.94           (5.63)              527          2.73             (1.17)              25
          0.00           20.82           12.48               120          3.35*            (1.60)*             48

        $(2.62)         $15.49            8.66%         $    483          2.94%*           (1.54)%*             8%
         (2.83)          16.95           (5.62)              418          2.66             (1.11)              25
          0.00           20.83           12.53               242          3.22*            (1.34)*             48


        $(3.17)         $36.64           27.21%         $255,131          1.59%*            (.65)%*            23%
          0.00           31.98           22.43           202,929          1.66*            (1.22)*             55
         (8.18)          26.12           21.63           173,732          1.73             (1.32)              64
         (2.27)          28.20           15.50           173,566          1.61              (.90)              73
         (3.61)          26.38           54.24           191,693          1.71              (.20)             134
         (1.54)          19.44           (3.08)          131,843          1.77              (.18)             147
          0.00           21.57            6.00           141,730          1.66               .02              139
          0.00           20.35            0.64           169,856          1.42(f)           (.16)(f)          139
         (7.33)          20.22           19.16           167,608          1.31(f)           (.56)(f)          248
          (.01)          23.11           12.03           147,733          1.13(f)           (.57)(f)          141
          (.20)          20.64           26.24           147,114          1.14(f)            .07 (f)          259

        $(3.17)         $36.05           26.80%         $ 88,367          2.47%*           (1.51)%*            23%
          0.00           31.61           21.67            18,397          2.43*            (1.95)*             55
         (8.18)          25.98           24.49             1,645          2.57*            (2.30)*             64

        $(3.17)         $36.05           26.80%         $ 16,555          2.45%*           (1.49)%*            23%
          0.00           31.61           21.67             7,470          2.41*            (1.94)*             55
         (8.18)          25.98           24.49             1,096          2.52*            (2.25)*             64


        $(3.86)         $19.20            3.89%         $131,172          1.80%*           (1.26)%*            80%
          (.82)          22.65           (4.05)          155,470          1.67             (1.15)             110
          (.88)          24.43           31.58           228,874          1.65             (1.00)             102
          (.16)          19.34           (8.34)          252,140          1.62              (.89)             128
          (.06)          21.27           36.28           333,806          1.64              (.22)             118
         (2.02)          15.67          (30.81)          251,102          1.66               .16               90
          (.18)          24.84           42.68           263,099          1.73               .10               90
         (4.71)          17.60           (8.61)           90,713          1.28(f)           (.40)(f)           58
         (3.07)          24.47           29.61           134,676          1.18(f)           (.56)(f)           76
          (.99)          21.80           33.79           144,959          1.18               .02               84
          (.33)          17.25           20.29            77,067          1.18               .22               77

        $(3.86)         $18.37            3.52%         $ 12,876          2.63%*           (2.08)%*            80%
          (.82)          21.92           (4.92)           13,901          2.50             (1.98)             110
          (.88)          23.88           30.53            16,779          2.46             (1.81)             102
          (.16)          19.07           (9.05)            9,454          2.42             (1.67)             128
          (.06)          21.14           35.54             7,346          2.41             (1.28)             118
          0.00           15.66           (8.79)               71          2.09*             (.26)*             90

        $(3.86)         $18.39            3.62%         $  1,032          2.59%*           (2.06)%*            80%
          (.82)          21.92           (4.92)            1,220          2.48             (1.96)             110
          0.00           23.88           17.46               118          2.49*            (1.90)*            102

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
International Fund
   Class A
   Year ended 6/30/95.......       $18.38          $ .04            $   .01           $  .05            $0.00          $(1.62)
   Year ended 6/30/94.......        16.01           (.09)              3.02             2.93             0.00            (.56)
   Year ended 6/30/93.......        14.98           (.01)              1.17             1.16             (.04)           (.09)
   Year ended 6/30/92.......        14.00            .01 (b)           1.04             1.05             (.07)           0.00
   Year ended 6/30/91.......        17.99            .05              (3.54)           (3.49)            (.03)           (.47)
   Year ended 6/30/90.......        17.24            .03               2.87             2.90             (.04)          (2.11)
   Year ended 6/30/89.......        16.09            .05               3.73             3.78             (.13)          (2.50)
   Year ended 6/30/88.......        23.70            .17              (1.22)           (1.05)            (.21)          (6.35)
   Year ended 6/30/87.......        22.02            .15               4.31             4.46             (.03)          (2.75)
   Year ended 6/30/86.......        11.94            .02              10.50            10.52             (.03)           (.41)
   Class B
   Year ended 6/30/95.......       $17.90          $(.01)           $  (.08)         $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.19) (b)          2.91             2.72             0.00            (.56)
   Year ended 6/30/93.......        14.81           (.12)              1.14             1.02             0.00            (.09)
   Year ended 6/30/92.......        13.93           (.11) (b)          1.02              .91             (.03)           0.00
   9/17/90++ to 6/30/91.....        15.52            .03              (1.12)           (1.09)            (.03)           (.47)
   Class C
   Year ended 6/30/95.......       $17.91          $(.14)           $   .05          $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.11)              2.84             2.73             0.00            (.56)
   5/3/93++ to 6/30/93......        15.93           0.00               (.19)            (.19)            0.00            0.00
Worldwide Privatization Fund
   Class A
   Year ended 6/30/95.......       $ 9.75          $ .06             $  .37           $  .43            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .01               (.26)            (.25)            0.00            0.00
   Class B
   Year ended 6/30/95.......       $ 9.74          $ .02             $  .34           $  .36            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .00               (.26)            (.26)            0.00            0.00
   Class C
   2/8/95++ to 6/30/95......       $ 9.53          $ .05             $  .52           $  .57            $0.00          $ 0.00
New Europe Fund
   Class A
   Year ended 7/31/95.......       $12.66          $ .04             $ 2.50           $ 2.54           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.53            .09                .04              .13             0.00            0.00
   Year ended 2/28/94.......         9.37            .02 (b)           3.14             3.16             0.00            0.00
   Year ended 2/28/93.......         9.81            .04               (.33)            (.29)            (.15)           0.00
   Year ended 2/29/92.......         9.76            .02 (b)            .05              .07             (.02)           0.00
   4/2/90+ to 2/28/91.......        11.11 (e)        .26               (.91)            (.65)            (.26)           (.44)
   Class B
   Year ended 7/31/95.......       $12.41          $(.05)            $ 2.44           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.32            .07                .02              .09             0.00            0.00
   Year ended 2/28/94.......         9.28           (.05) (b)          3.09             3.04             0.00            0.00
   Year ended 2/28/93.......         9.74           (.02)              (.33)            (.35)            (.11)           0.00
   3/5/91++ to 2/29/92......         9.84           (.04) (b)          (.04)            (.08)            (.02)           0.00
   Class C
   Year ended 7/31/95.......       $12.42          $(.07)            $ 2.46           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.33            .06                .03              .09             0.00            0.00
   5/3/93++ to 2/28/94......        10.21           (.04) (b)          2.16             2.12             0.00            0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/95.......       $11.08          $(.09)            $ 1.50           $ 1.41            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.24           (.15)              (.01)            (.16)            0.00            0.00
   Year ended 9/30/93.......         9.33           (.15)              2.49             2.34             0.00            (.43)
   Year ended 9/30/92.......        10.55           (.16)             (1.03)           (1.19)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.06)              2.35             2.29             0.00            0.00
   Year ended 9/30/90.......        15.54           (.05) (b)         (4.12)           (4.17)            0.00           (3.11)
   Year ended 9/30/89.......        11.41           (.03)              4.25             4.22             0.00            (.09)
   Year ended 9/30/88.......        15.07           (.05)             (1.83)           (1.88)            0.00           (1.78)
   Year ended 9/30/87.......        15.47           (.07)              4.19             4.12             (.04)          (4.48)
   Year ended 9/30/86.......        12.94            .05               3.74             3.79             (.04)          (1.22)
   Class B
   Year ended 7/31/95.......       $10.78          $(.12)            $ 1.40           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.05)            (.22)            0.00            0.00
   Year ended 9/30/93.......         9.20           (.15)              2.38             2.23             0.00            (.43)
   Year ended 9/30/92.......        10.49           (.20)             (1.06)           (1.26)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.07)              2.30             2.23             0.00            0.00
   9/17/90++ to 9/30/90.....         9.12           (.01)              (.85)            (.86)            0.00            0.00
   Class C
   Year ended 7/31/95.......       $10.79          $(.17)            $ 1.45           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.04)            (.21)            0.00            0.00
   5/3/93++ to 9/30/93......         9.86           (.05)              1.19             1.14             0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

      $(1.62)           $16.81            .59%          $165,584            1.73%             .26%            119%
        (.56)            18.38          18.68            201,916            1.90             (.50)             97
        (.13)            16.01           7.86            161,048            1.88             (.14)             94
        (.07)            14.98           7.52            179,807            1.82              .07              72
        (.50)            14.00         (19.34)           214,442            1.73              .37              71
       (2.15)            17.99          16.98            265,999            1.45              .33              37
       (2.63)            17.24          27.65            166,003            1.41              .39              87
       (6.56)            16.09          (4.20)           132,319            1.41              .84              55
       (2.78)            23.70          23.05            194,716            1.30              .77              58
        (.44)            22.02          90.87            139,326            1.29              .16              62

      $(1.62)           $16.19           (.22)%         $ 48,998            2.57%            (.62)%           119%
        (.56)            17.90          17.65             29,943            2.78            (1.15)             97
        (.09)            15.74           6.98              6,363            2.70             (.96)             94
        (.03)            14.81           6.54              5,585            2.68             (.70)             72
        (.50)            13.93          (6.97)             3,515            3.39*             .84*             71

      $(1.62)           $16.20           (.22)%         $ 19,395            2.54%            (.88)%           119%
        (.56)            17.91           17.72            13,503            2.78            (1.12)             97
        0.00             15.74          (1.19)               229            2.57*             .08*             94


      $ 0.00            $10.18           4.41%          $ 13,535            2.56%             .66%             36%
        0.00              9.75          (2.50)             4,990            2.75*            1.03*              0

      $ 0.00            $10.10           3.70%          $ 79,359            3.27%             .01%             36%
        0.00              9.74          (2.60)            22,859            3.45*             .33*              0

      $ 0.00            $10.10           5.98%          $    338           3.27%*           2.65%*             36%


      $ (.09)           $15.11          20.22%          $ 86,112            2.09%             .37%             74%
        0.00             12.66           1.04             86,739            2.06*            1.85*             35
        0.00             12.53          33.73             90,372            2.30              .17              94
        (.15)             9.37          (2.82)            79,285            2.25              .47             125
        (.02)             9.81            .74            108,510            2.24              .16              34
        (.70)             9.76          (5.63)           188,016            1.52*            2.71*             48

      $ (.09)           $14.71          19.42%          $ 34,527            2.79%           (.33)%             74%
        0.00             12.41            .73             31,404            2.76*            1.15*             35
        0.00             12.32          32.76             20,729            3.02             (.52)             94
        (.11)             9.28          (3.49)             1,732            3.00             (.50)            125
        (.02)             9.74            .03              1,423            3.02*           (.71)*             34

      $ (.09)           $14.72          19.40%          $  7,802            2.78%            (.33)%            74%
        0.00             12.42            .73             11,875            2.76*            1.15*             35
        0.00             12.33          20.77             10,886            3.00*            (.52)*            94


      $(2.11)           $10.38          16.62%          $ 60,057            2.54%(f)        (1.17)%(f)        128%
        0.00             11.08          (1.42)            61,372            2.42*           (1.26)*            78
        (.43)            11.24          25.83             65,713            2.53            (1.13)             97
        (.03)             9.33         (11.30)            58,491            2.34             (.85)            108
        0.00             10.55          27.72             84,370            2.29             (.55)            104
       (3.11)             8.26         (31.90)            68,316            1.73             (.46)             89
        (.09)            15.54          37.34            113,583            1.56             (.17)            106
       (1.78)            11.41          (8.11)            90,071            1.54 (f)         (.50) (f)         74
       (4.52)            15.07          34.11            113,305            1.41 (f)         (.44) (f)         98
       (1.26)            15.47          31.76             90,354            1.22 (f)          .30  (f)        107

      $(2.11)           $ 9.95          15.77%          $  5,164            3.20%(f)        (1.92)%(f)        128%
        0.00             10.78          (2.00)             3,889            3.15*           (1.93)*            78
        (.43)            11.00          24.97              1,150            3.26            (1.85)             97
        (.03)             9.20         (12.03)               819            3.11            (1.31)            108
        0.00             10.49          27.00                121            2.98            (1.39)            104
        0.00              8.26          (9.43)               183            2.61*           (1.30)*            89

      $(2.11)           $ 9.96          15.75%          $  1,407            3.25%(f)       (2.10)%(f)         128%
        0.00             10.79          (1.91)             1,330            3.13*          (1.92)*             78
        0.00             11.00          11.56                261            3.75*          (2.51)*             97

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/95........     $16.26          $ .34  (c)         $ 1.64           $ 1.98           $ (.22)        $  (.04)
   Period ended 7/31/94**....      16.46            .07  (c)           (.27)            (.20)            0.00            0.00
   Year ended 4/30/94........      16.97            .16  (c)            .74              .90             (.24)          (1.17)
   Year ended 4/30/93........      17.06            .39  (c)            .59              .98             (.42)           (.65)
   Year ended 4/30/92........      14.48            .27  (c)           2.80             3.07             (.17)           (.32)
   9/4/90++ to 4/30/91.......      12.51            .34  (c)           1.66             2.00             (.03)           0.00
   Class B
   Year ended 7/31/95........     $14.10          $ .22  (c)         $ 1.40           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.30            .03  (c)           (.23)            (.20)            0.00            0.00
   Year ended 4/30/94........      14.92            .06  (c)            .63              .69             (.14)          (1.17)
   Year ended 4/30/93........      15.51            .23  (c)            .53              .76             (.25)          (1.10)
   Year ended 4/30/92........      13.96            .22  (c)           2.70             2.92             (.29)          (1.08)
   Year ended 4/30/91........      12.40            .43  (c)           1.60             2.03             (.47)           0.00
   Year ended 4/30/90........      11.97            .50  (b)(c)         .60             1.10             (.25)           (.42)
   Year ended 4/30/89........      11.45            .48  (c)           1.11             1.59             (.30)           (.77)
   10/23/87+ to 4/30/88......      10.00            .13  (c)           1.38             1.51             (.06)           0.00
   Class C
   Year ended 7/31/95........     $14.11          $ .16  (c)        $  1.46           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.31            .03  (c)           (.23)            (.20)            0.00            0.00
   8/2/93++ to 4/30/94.......      15.64            .15  (c)           (.17)            (.02)            (.14)          (1.17)
Balanced Shares
   Class A
   Year ended 7/31/95........     $13.38              $ .46          $ 1.62           $ 2.08           $ (.36)        $  (.02)
   Period ended 7/31/94**....      14.40                .29            (.74)            (.45)            (.28)           (.29)
   Year ended 9/30/93........      13.20                .34            1.29             1.63             (.43)           0.00
   Year ended 9/30/92........      12.64                .44             .57             1.01             (.45)           0.00
   Year ended 9/30/91........      10.41                .46            2.17             2.63             (.40)           0.00
   Year ended 9/30/90........      14.13                .45           (2.14)           (1.69)            (.40)          (1.63)
   Year ended 9/30/89........      12.53                .42            2.18             2.60             (.46)           (.54)
   Year ended 9/30/88........      16.33                .46           (1.07)            (.61)            (.44)          (2.75)
   Year ended 9/30/87........      14.64                .67            1.62             2.29             (.60)           0.00
   Year ended 9/30/86........      11.74                .68            3.40             4.08             (.65)           (.53)
   Class B
   Year ended 7/31/95........     $13.23              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.27                .22            (.75)            (.53)            (.22)           (.29)
   Year ended 9/30/93........      13.13                .29            1.22             1.51             (.37)           0.00
   Year ended 9/30/92........      12.61                .37             .54              .91             (.39)           0.00
   2/4/91++ to 9/30/91.......      11.84                .25             .80             1.05             (.28)           0.00
   Class C
   Year ended 7/31/95........     $13.24              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.28                .24            (.77)            (.53)            (.22)           (.29)
   5/3/93++ to 9/30/93.......      13.63                .11             .71              .82             (.17)           0.00
Income Builder Fund (h)
   Class A
   11/1/94 to 4/30/95+++.....     $ 9.69              $ .28         $   .04          $   .32           $ (.25)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .96           (1.02)            (.06)            (.05)(g)        (.20)
   Class B
   11/1/94 to 4/30/95+++.....     $ 9.68              $ .24         $   .06          $   .30           $ (.22)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .88            (.98)            (.10)            (.06)(g)        (.16)
   Class C
   11/1/94 to 4/30/95+++.....     $ 9.66              $ .25         $   .04          $   .29           $ (.22)         $ 0.00
   Year ended 10/31/94.......      10.47                .50            (.85)            (.35)            (.11)(g)        (.35)
   Year ended 10/31/93.......       9.80                .52             .51             1.03             (.36)           0.00
   Year ended 10/31/92.......      10.00                .55            (.28)             .27             (.47)           0.00
   10/25/91+ to 10/31/91.....      10.00                .01            0.00              .01             (.01)           0.00
Utility Income Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .20 (c)     $   .67          $   .87           $ (.23)         $ 0.00
   Year ended 11/30/94.......       9.92                .42 (c)        (.89)            (.47)            (.48)           0.00
   10/18/93+ to 11/30/93.....      10.00                .02 (c)        (.10)            (.08)            0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 8.96              $ .15 (c)     $   .69          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.91                .37 (c)        (.91)            (.54)            (.41)           0.00
   10/18/93+ to 11/30/93.....      10.00                .01 (c)        (.10)            (.09)            0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .13 (c)     $   .71          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.92                .39 (c)        (.93)            (.54)            (.41)           0.00
   10/27/93+ to 11/30/93.....      10.00                .01 (c)        (.09)            (.08)            0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

    $  (.26)           $17.98             12.40%          $ 10,952       1.40% (f)         2.07%              172%
       0.00             16.26             (1.22)             9,640       1.40* (f)         1.63*               21
      (1.41)            16.46              5.06              9,822       1.40  (f)         1.67               139
      (1.07)            16.97              5.85              8,637       1.40  (f)         2.29                98
       (.49)            17.06             20.96              6,843       1.40  (f)         1.92               103
       (.03)            14.48             16.00                443       1.40* (f)         3.54*              137

    $  (.16)           $15.56             11.63%          $ 37,301       2.10% (f)         1.38%              172%
       0.00             14.10             (1.40)            43,578       2.10* (f)          .92*               21
      (1.31)            14.30              4.29             43,616       2.10  (f)          .93               139
      (1.35)            14.92              4.96             36,155       2.15  (f)         1.55                98
      (1.37)            15.51             20.14             31,842       2.15  (f)         1.34               103
       (.47)            13.96             16.73             22,552       2.10  (f)         3.23               137
       (.67)            12.40              8.85             19,523       2.00  (f)         3.85               120
      (1.07)            11.97             14.66              5,128       2.00  (f)         4.31               103
       (.06)            11.45             15.10              2,344       2.00* (f)         2.44*               72

    $  (.16)           $15.57             11.62%          $  4,113       2.10% (f)         1.38%              172%
       0.00             14.11             (1.40)             4,317       2.10* (f)          .93*               21
      (1.31)            14.31               .45              4,289       2.10* (f)          .69*               139


    $  (.38)           $15.08             15.99%          $122,033       1.32%             3.12%              179%
       (.57)            13.38             (3.21)           157,637       1.27*             2.50*              116
       (.43)            14.40             12.52            172,484       1.35              2.50               188
       (.45)            13.20              8.14            143,883       1.40              3.26               204
       (.40)            12.64             25.52            154,230       1.44              3.75                70
      (2.03)            10.41            (13.12)           140,913       1.36              4.01               169
      (1.00)            14.13             22.27            159,290       1.42              3.29               132
      (3.19)            12.53             (1.10)           111,515       1.42              3.74               190
       (.60)            16.33             15.80            129,786       1.17              4.14               136
      (1.18)            14.64             35.01             78,900        .99              4.78                26

    $  (.30)           $14.88             15.07%          $ 15,080       2.11%             2.30%              179%
       (.51)            13.23             (3.80)            14,347       2.05*             1.73*              116
       (.37)            14.27             11.65             12,789       2.13              1.72               188
       (.39)            13.13              7.32              6,499       2.16              2.46               204
       (.28)            12.61              8.96              1,830       2.13*             3.19*               70

    $  (.30)           $14.89             15.06%          $  5,108       2.09%             2.32%              179%
       (.51)            13.24             (3.80)             6,254       2.03*             1.81*              116
       (.17)            14.28              6.01              1,487       2.29*             1.47*              188


    $  (.25)           $ 9.76              3.48%          $  1,237       2.25%*            6.00%*             105%
       (.25)             9.69              (.54)               600       2.52*             6.11*              126

    $  (.22)           $ 9.76              3.21%          $  2,876       2.93%*            5.30%*             105%
       (.22)             9.68              (.99)             1,998       3.09*             5.07*              126

    $  (.22)           $ 9.73              3.11%          $ 52,193       2.89%*            5.28%*             105%
       (.46)             9.66             (3.44)            64,027       2.67              3.82               126
       (.36)            10.47             10.65            106,034       2.32              6.85               101
       (.47)             9.80              2.70            152,617       2.33              5.47               108
       (.01)            10.00               .11             41,813       0.00* (f)          .94*                0


    $  (.23)           $ 9.61              9.71%          $  2,510       1.50%*(f)         3.42*%              63%
       (.48)             8.97             (4.86)             1,068       1.50  (f)         4.13                30
       0.00              9.92              (.80)               229       1.50* (f)         2.35*               11

    $  (.20)           $ 9.60              9.31%          $  5,580       2.20%*(f)         2.74*%              63%
       (.41)             8.96             (5.59)             2,353       2.20  (f)         3.53                30
       0.00              9.91              (.90)               244       2.20* (f)         2.84*               11

    $  (.20)           $ 9.61              9.41 %         $  3,504       2.20%*(f)         2.83*%              63%
       (.41)             8.97             (5.58)             2,651       2.20  (f)         3.60                30
       0.00              9.92              (.80)                18       2.20* (f)         3.08*               11

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Growth and Income Fund
   Class A
   11/1/94 to 4/30/95+++....     $ 2.35            $ .02            $   .13           $   .15          $ (.03)         $ (.12)
   Year ended 10/31/94......       2.61              .06               (.08)             (.02)           (.06)           (.18)
   Year ended 10/31/93......       2.48              .06                .29               .35            (.06)           (.16)
   Year ended 10/31/92......       2.52              .06                .11               .17            (.06)           (.15)
   Year ended 10/31/91......       2.28              .07                .56               .63            (.09)           (.30)
   Year ended 10/31/90......       3.02              .09               (.30)             (.21)           (.10)           (.43)
   Year ended 10/31/89......       3.05              .10                .43               .53            (.08)           (.48)
   Year ended 10/31/88......       3.48              .10                .33               .43            (.08)           (.78)
   Year ended 10/31/87......       3.52              .11               (.03)              .08            (.12)           0.00
   Year ended 10/31/86......       3.01              .12                .92              1.04            (.13)           (.40)
   Year ended 10/31/85......       2.93              .14                .42               .56            (.15)           (.33)
   Class B
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   Year ended 10/31/93......       2.47              .05                .28               .33            (.04)           (.16)
   Year ended 10/31/92......       2.52              .04                .11               .15            (.05)           (.15)
   2/8/91++ to 10/31/91.....       2.40              .04                .12               .16            (.04)           0.00
   Class C
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   5/3/93++ to 10/31/93.....       2.43              .02                .17               .19            (.02)           0.00

--------------------------------------------------------------------------------
  + Commencement of operations.

 ++ Commencement of distribution.

+++ Unaudited.

  * Annualized.

 ** Reflects a change in fiscal year end.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) Based on average shares outstanding.

(c) Net of fee waiver and/or expense reimbursement.

(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.

(e) Net of offering costs of ($.05).

(f) Net of expenses assumed and/or waived/reimbursed. If Growth Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 8.79% (annualized) for 1991, 1.94% for 1992, 1.84% for 1993 and
    1.46% for the fiscal period ended April 30, 1994; with respect to Class B shares, 13.92% (annualized) for 1988, 7.03% for 1989, 3.62% for 1990, 3.06%
    for 1991, 2.65% for 1992, 2.52% for 1993 and 2.13% for the fiscal period ended April 30, 1994; and with respect to Class C shares, 2.13% (annualized) for the fiscal period ended April 30, 1994. If Premier Growth Fund had borne all expenses, the expense ratios would have been 3.33% (annualized) and 3.78% (annualized) for Class A and Class B shares, respectively; and net investment income ratios would have been (.25)% (annualized) and (.75)% (annualized) for Class A and Class B shares, respectively. If Counterpoint Fund had borne all expenses, the expense ratios for Class A shares would have been 1.77% (annualized), 1.60% and 1.73% for the periods ended in 1985, 1986 and 1987, respectively; and the investment income ratios for Class A shares would have been 2.93% (annualized) for 1985, 2.83% for 1986 and 1.51% for 1987. If Technology Fund had borne all expenses, the expense ratios would have been 1.43%, 1.40%, 1.59% and 1.73% for the periods ended in 1985, 1986, 1987, and 1988, respectively; and the investment income ratios would have been (.23)% for 1985, (.85)% for 1986, (.84)% for 1987, and (.46)% for
    1988. If Quasar Fund had borne all expenses, the expense ratios would have been 1.37% for 1987 and 1.64% for 1988; and the investment income ratios would have been (.75)% for 1987 and (.75)% for 1988. If Global Small Cap Fund had borne all expenses, the expense ratios would have been 1.33% for 1986, 1.61% for 1987 and 1.86% for 1988; and 2.61%, 3.27%, and 3.31% for
    Class A, Class B and Class C shares, respectively, for the fiscal year ended July 31, 1995 and the investment income ratios would have been .19% for 1986, (.63)% for 1987 and (.82)% for 1988. If Strategic Balanced Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 11.59% (annualized) for 1991, 2.05% for 1992, 1.85% for 1993, 1.70% for the fiscal year ended April 30, 1994, 1.94% (annualized) for the fiscal period ended July 31, 1994, and 1.81% for fiscal year ended July 31, 1995; with respect to Class B shares, 10.61% (annualized) for 1988, 7.82% for 1989, 3.59% for 1990, 2.93% for 1991, 2.70% for 1992, 2.56% for
    1993, 2.42% for the fiscal year ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.49% for fiscal year ended July 31, 1995; and with respect to Class C shares, 2.07% (annualized) for the fiscal period ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.50% for the fiscal year ended July 31, 1995. If Income Builder Fund had borne all expenses, the expense ratio would have been 1.99% (annualized). If Utility Income Fund had borne all expenses, the expense ratios would have been 145.63% (annualized), 133.62% (annualized) and 148.03% (annualized) for Class A, Class B and Class C shares, respectively, for the fiscal period ended November 30, 1993, 13.72%, 14.42% and 14.42% for Class A, Class B and Class C shares, respectively, for 1994, and 6.70% (annualized), 7.41% (annualized), and 7.40% (annualized) for Class A, Class B, and Class C shares respectively for the fiscal period ended
    May 31, 1995.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).

(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) Includes $(.08) distribution from paid-in capital.

(k) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ (.15)           $ 2.35           5.70 %         $410,917         2.00%*         1.07%*              92%
         (.24)             2.35           (.67)           414,386         1.03           2.36                68
         (.22)             2.61          14.98            459,372         1.07           2.38                91
         (.21)             2.48           7.23            417,018         1.09           2.63               104
         (.39)             2.52          31.03            409,597         1.14           2.74                84
         (.53)             2.28          (8.55)           314,670         1.09           3.40                76
         (.56)             3.02          21.59            377,168         1.08           3.49                79
         (.86)             3.05          16.45            350,510         1.09           3.09                66
         (.12)             3.48           2.04            348,375          .86           2.77                60
         (.53)             3.52          34.92            347,679          .81           3.31                11
         (.48)             3.01          19.53            275,681          .95           3.78                15

       $ (.14)           $ 2.34           6.25 %         $108,846         1.17%*         1.88%*              92%
         (.22)             2.34          (1.50)           102,546         1.85           1.56                68
         (.20)             2.60          14.22             76,633         1.90           1.58                91
         (.20)             2.47           6.22             29,656         1.90           1.69               104
         (.04)             2.52           6.83             10,221         1.99*          1.67*               84

       $ (.14)           $ 2.34           6.25 %         $ 23,863         1.16%*         1.87%*              92%
         (.22)             2.34          (1.50)            19,395         1.84           1.61                68
         (.02)             2.60           7.85              7,774         1.96*          1.45*               91

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.


--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.


S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high-grade instruments, U.S. Government securities and high-quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities with ratings below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended September 29, 1995, the Fund did not invest in any lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Counterpoint Fund

Alliance Counterpoint Fund ("Counterpoint Fund") is a diversified investment company that seeks long-term capital growth by investing principally in price-depressed, undervalued or out-of-favor equity securities. Secondarily, the Fund seeks current income. The Fund follows a flexible investment policy which allows it to shift among equity alternatives depending on such factors as relative growth rates, normalized price-earnings ratios and yields. It selects securities based on fundamental business and financial factors (e.g., financial strength, book values, asset values, earnings and dividends) and reasonable current valuations (weighing the factors against market prices) and focuses on the relationship of a company's earning power and dividend payout to the price of its stock. The Fund's investment strategy can be characterized as unconventional or "contrarian" in that its holdings often have relatively low normalized price-earnings ratios and, when purchased, are often believed by Alliance to be overlooked or undervalued in the marketplace. (A "normalized" price-earnings ratio is one that has been adjusted to eliminate the effects of the economic cycle. Alliance may conclude that a company's normalized price-earnings ratio is low in comparison to either the company's price-earnings history or the price-earnings ratios of comparable companies.)

Because it evaluates securities based on their long-term potential, the Fund is best suited for investors who understand and can accept the risk that the securities held by the Fund may not appreciate or yield significant income over the shorter term. The Fund invests in companies experiencing poor operating results, which may include companies whose earnings have been severely depressed by unfavorable operating conditions or special competitive or product obsolescence problems, if it believes that they will react positively to changing economic conditions or will restructure or take other actions to overcome adversity. The Fund invests in listed and unlisted securities, and will invest in any company and industry and in any type of security that may help it achieve its objectives. While its strategy normally emphasizes equity securities, the Fund also invests in fixed-income securities when such investments can provide capital growth, such as when interest rates decline, and to generate income.

The Fund may also: (i) invest up to 5% of its total assets in warrants; (ii) invest up to 15% of its total assets in foreign securities; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 5% of its net assets would be invested in such securities and assets; (iv) write exchange-listed covered call options, unless as a result the amount of its securities subject to call options would exceed 5% of its total assets; (v) lend portfolio securities equal in value to not more than 15% of its total assets; (vi) purchase and sell stock index futures contracts; and (vii) enter into repurchase agreements on U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At July 31, 1995, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. Although the Fund will invest in any country believed to present attractive investment opportunities, currently approximately 70% of the Fund's total assets are invested in countries with established economies.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high-quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At July 31, 1995, approximately 30% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and
(vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities;
(v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis;
(viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities: (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investments."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices --Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities. The investments of All-Asia Investment Fund in depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Neither Premier Growth Fund nor Counterpoint Fund may purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. In connection with the purchase of stock index futures contracts, a Fund will deposit in a segregated account with its custodian an amount of cash, U.S. Government securities or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Premier Growth Fund and Counterpoint Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Each Fund, other than Income Builder Fund, will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasted market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high-grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Counterpoint Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in a particular industry; (iii) borrow money except for temporary or emergency purposes, including meeting redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of its total assets at the time the borrowing is made; (iv) invest more than 10% of its net assets in the aggregate in restricted and not readily marketable securities; (v) invest more than 10% of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor); or (vi) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or repurchase agreements not terminable within seven days.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities;
(iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities
(not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion; (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's in vestments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the british pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. From 1990 through 1994, the pound sterling declined at an average annual rate of approximately 3.6% against the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom.

The United Kingdom's largest stock exchange is the International Stock Exchange of the United Kingdom and the Republic of Ireland (The London Stock Exchange), which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3593.0 on October 18, 1995, up 17% from the end of 1994.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is running in excess of the November 1994 budget estimate, as a result of decreased revenue growth and increased government spending. The PSBR estimate for the 1996-97 fiscal year has also been raised, but is still expected to be under the European Union limit.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in April 1997. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has recently fallen from its post-World War II high against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 46% through the beginning of 1993. In 1993, the TOPIX increased by approximately 9% from the end of 1992, and by the end of 1994 increased by approximately 8% from the end of 1993. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The average price/earnings ratio of Japanese companies, however, are high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June of 1995 the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the third since 1993, and the first in 47 years led by a socialist, is not assured. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                               Purchase And Sale
--------------------------------------------------------------------------------
                                   Of Shares
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                     Initial Sales Charge
                          as % of                           Commission to
                         Net Amount        as % of        Dealer/Agent as %
Amount Purchased          Invested      Offering Price    of Offering Price
---------------------------------------------------------------------------
Less than $100,000         4.44%             4.25%               4.00%
---------------------------------------------------------------------------
$100,000 to
less than $250,000         3.36              3.25                3.00
---------------------------------------------------------------------------
$250,000 to
less than $500,000         2.30              2.25                2.00
---------------------------------------------------------------------------
$500,000 to
less than $1,000,000       1.78              1.75                1.50
---------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

             Year Since Purchase                          CDSC
             -------------------------------------------------
             First....................................    4.0%
             Second...................................    3.0%
             Third....................................    2.0%
             Fourth...................................    1.0%
             Fifth....................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Application of the CDSC


Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund


Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an "Autosell" application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES


You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            Management Of The Funds
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
The Alliance Fund      Alfred Harrison since 1989--         Associated with
                       Vice Chairman of Alliance Capital    Alliance
                       Management Corporation
                       ("ACMC")*

                       Paul H. Jenkel since 1985--          Associated with
                       Senior Vice President of ACMC        Alliance

Growth Fund            Tyler Smith since inception--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            July 1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital
                                                            Management
                                                            Corporation
                                                            ("Equitable
                                                            Capital")**

Premier Growth Fund    Alfred Harrison since inception--    (see above)
                       (see above)

Counterpoint Fund      David P. Handke, Jr. since           Associated with
                       inception--Vice President of ACMC    Alliance

                       Jon H. Outcalt since inception--     Associated with
                       Senior Vice President of ACMC        Alliance

Technology Fund        Peter Anastos since 1992--           Associated with
                       Senior Vice President of ACMC        Alliance

                       Gerald T. Malone since 1992--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            1992; prior
                                                            thereto
                                                            associated with
                                                            College
                                                            Retirement
                                                            Equities Fund

Quasar Fund            Alden M. Stewart since 1994--        Associated with
                       Executive Vice President of ACMC     Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Randall E. Haase since 1994--        Associated with
                       Senior Vice President of ACMC        Alliance since July
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Timothy Rice since 1993--            Associated with
                       Vice President of ACMC               Alliance

International Fund     A. Rama Krishna since 1993--         Associated with
                       Senior Vice President of ACMC        Alliance since
                       and director of Asian Equity         1993, prior
                       research                             thereto,
                                                            Chief Investment
                                                            Strategist and
                                                            Director--Equity
                                                            Research for CS
                                                            First Boston

Worldwide              Mark H. Breedon since inception---   Associated with
Privatization          Senior Vice President of ACMC        Alliance
                       and Director and Vice President
                       of Alliance Capital Limited ("ACL")***

New Europe Fund        Eric N. Perkins since 1992--         Associated with
                       Senior Vice President of ACMC        Alliance
                       and director of European equity
                       research

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
All-Asia Investment    A. Rama Krishna--                    (see above)
Fund                   Since inception (see above)

Global Small Cap       Ronald L. Simcoe since 1993--        Associated with
Fund                   Vice President of ACMC               Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Alden Stewart since 1994--           (see above)
                       (see above)

                       Randall E. Haase since 1994--        (see above)
                       (see above)

                       Timothy Rice since 1993--            (see above)
                       (see above)

Strategic Balanced     Bruce W. Calvert since 1990--        Associated with
Fund                   Vice Chairman and the Chief          Alliance
                       Investment Officer of ACMC

Balanced Shares        Bruce W. Calvert since 1990--        Associated with
                       (see above)                          Alliance

Income Builder Fund    Andrew M. Aran since 1994--          Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            March 1991; prior
                                                            thereto, a Vice
                                                            President of
                                                            PaineWebber, Inc.

                       Thomas M. Perkins since 1991--       Associated with
                       Senior Vice President of ACMC        Alliance

Utility Income Fund    Alan Levi since 1994--               Associated with
                       Senior Vice President and            Alliance
                       Director of Research of ACMC

                       Gregory Allison since 1995--         Associated with
                       Portfolio Manager of Utility         Alliance since
                       Income Fund                          1994; prior
                                                            thereto associated
                                                            with
                                                            Gabelli & Co.

Growth & Income        Paul Rissman since 1994--            Associated with
Fund                   Vice President of ACMC               Alliance

--------------------------------------------------------------------------------
  * The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of

Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of June 30, 1995, OAM had approximately $1.5 billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of June 30, 1995 of approximately $6.6 billion.

EXPENSES OF ALL-ASIA INVESTMENT FUND

In addition to the payments to Alliance under the Advisory Agreement and Administration Agreement with All-Asia Investment Fund, all as described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses (iv) clerical, accounting and other office costs, (v) costs of printing each Fund's prospectuses and shareholder reports, (vi) costs of maintaining each Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filings with the Commission and with state regulatory authorities, (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services, and (xi) such promotional expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to, .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:

                                                Amount of Unreimbursed Distribution Expenses
                                                        (as % of Net Assets of Class)
                                           -----------------------------------------------------
                                              Class B                           Class C
------------------------------------------------------------------------------------------------
Alliance Fund..................    $ 1,442,425         (7.95%)        $  399,204         (6.41%)
Growth Fund....................    $24,134,216         (3.21%)        $  529,804         (0.46%)
Premier Growth Fund............    $ 3,230,541         (2.31%)        $  165,741         (2.26%)
Counterpoint Fund..............    $   119,047        (22.58%)        $  125,891        (30.08%)
Technology Fund................    $   698,886         (3.80%)        $  221,888         (2.97%)
Quasar Fund....................    $   557,782         (4.01%)        $   87,823         (7.20%)
International Fund.............    $ 1,672,131         (3.41%)        $  455,492         (2.35%)
Worldwide Privatization Fund...    $   138,862          (.17%)        $      569          (.17%)
New Europe Fund................    $ 1,630,288         (4.72%)        $  298,375         (3.82%)
All-Asia Fund..................    $   349,468        (11.58%)        $    3,881         (2.09%)
Global Small Cap Fund..........    $   922,746        (17.87%)        $  327,084        (23.25%)
Income Builder Fund............    $   224,734        (11.25%)        $1,507,457         (2.35%)
Strategic Balanced Fund........    $   759,314         (2.04%)        $  219,442         (5.34%)
Balanced Shares................    $   965,505         (6.40%)        $  262,338         (5.14%)
Utility Income Fund............    $   248,868        (10.58%)        $  236,172         (8.91%)
Growth and Income Fund.........    $ 2,607,181         (2.54%)        $  355,256         (1.83%)
------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1989), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), Alliance Counterpoint Fund (1984) and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Fund, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund will include performance data for each class of shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

--------------------------------------------------------------------------------
                       Alliance Subscription Application
--------------------------------------------------------------------------------

                           The Alliance Stock Funds


                                 Alliance Fund
                                  Growth Fund
                              Premier Growth Fund
                               Counterpoint Fund
                                Technology Fund

                                  Quasar Fund
                              International Fund
                         Worldwide Privatization Fund
                                New Europe Fund
                                 All-Asia Fund
                             Global Small Cap Fund

                            Strategic Balanced Fund
                                Balanced Shares
                              Income Builder Fund
                              Utility Income Fund
                             Growth & Income Fund

--------------------------------------------------------------------------------
                         Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 7)

If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   - Indicate your name exactly as it appears on your social security card.
 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                           Subscription Application
--------------------------------------------------------------------------------

                             Alliance Stock Funds

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1. Your Account Registration   (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Owner's Name   (First Name)                   (MI)                    (Last Name)

           -            -
    -------------------------------------------
     Social Security Number (Required to open account)

    ---------------------------------------------------------------------------------------------------
     Joint Owner's Name*   (First Name)            (MI)                    (Last Name)

     *Joint Tenants with right of survivorship unless otherwise indicated

[_] GIFT/TRANSFER TO A MINOR

    ---------------------------------------------------------------------------------------------------
     Custodian - One Name Only  (First Name)       (MI)                    (Last Name)

    ---------------------------------------------------------------------------------------------------
     Minor (First Name)                            (MI)                    (Last Name)

            -           -
    -------------------------------------------
     Minor's Social Security Number (Required to open account)
     Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Name of Trustee

    ---------------------------------------------------------------------------------------------------
     Name of Trust

    ---------------------------------------------------------------------------------------------------
     Name of Trust (cont'd)

    ---------------------------------------------------------------------------------------------------
     Trust Dated                              Tax ID or Social Security Number (Required to open account)

[_] OTHER

    ---------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership or other Entity

    -------------------------------
     Tax ID Number

--------------------------------------------------------------------------------
                                  2. Address
--------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------
     Street

    ---------------------------------------------------------------------------------------------------
     City                                          State                   Zip Code

    ---------------------------------------------------------------------------------------------------
     If Non-U.S., Specify Country

          -              -                             -              -
    ---------------------------------            ---------------------------------
     Daytime Phone                                Evening Phone

     I am a:  [_]U.S. Citizen   [_]Non-Resident Alien   [_]Resident Alien   [_]Other


                    +++                               +++
                    +                                   +
                             For Alliance Use Only

                    +                                   +
                    +++                               +++

--------------------------------------------------------------------------------
                             3. Initial Investment
--------------------------------------------------------------------------------
Minimum: $250; Maximum: Class B only - $250,000; Class C only - $5,000,000. Make all checks payable to The Alliance Stock Fund in which you are investing.

I hereby subscribe for shares of the following Alliance Stock Fund(s):

                                    Class A                             Class B                         Class C
                                 (Initial Sales        Dollar     (Contingent Deferred    Dollar     (Asset-based      Dollar
                                    Charge)            Amount        Sales Charge)        Amount     Sales Charge)     Amount
                                 ---------------- --------------- -------------------- ------------ --------------- --------------
[_]Alliance Fund                     [_](44)          ___________     [_](43)          ___________   [_](344)        ___________
[_]Growth Fund                       [_](31)          ___________     [_](01)          ___________   [_](331)        ___________
[_]Premier Growth Fund               [_](78)          ___________     [_](79)          ___________   [_](378)        ___________
[_]Counterpoint Fund                 [_](19)          ___________     [_](219)         ___________   [_](319)        ___________
[_]Technology Fund                   [_](82)          ___________     [_](282)         ___________   [_](382)        ___________
[_]Quasar Fund                       [_](26)          ___________     [_](29)          ___________   [_](326)        ___________
[_]International Fund                [_](40)          ___________     [_](41)          ___________   [_](340)        ___________
[_]Worldwide Privatization Fund      [_](112)         ___________     [_](212)         ___________   [_](312)        ___________
[_]New Europe Fund                   [_](62)          ___________     [_](58)          ___________   [_](362)        ___________
[_]All-Asia Fund                     [_](118)         ___________     [_](218)         ___________   [_](318)        ___________
[_]Global Small Cap Fund             [_](45)          ___________     [_](48)          ___________   [_](345)        ___________
[_]Strategic Balanced Fund           [_](32)          ___________     [_](02)          ___________   [_](332)        ___________
[_]Balanced Shares                   [_](96)          ___________     [_](75)          ___________   [_](396)        ___________
[_]Income Builder Fund               [_](111)         ___________     [_](211)         ___________   [_](311)        ___________
[_]Utility Income Fund               [_](9)           ___________     [_](209)         ___________   [_](309)        ___________
[_]Growth & Income Fund              [_](94)                          [_](74)                        [_](394)
                                                                          ------------------------------------------------------
                                                                           DEALER USE ONLY
to be purchased with the enclosed check or draft for $ __________          Wire Confirm No.:
                                                                           -----------------------------------------------------

--------------------------------------------------------------------------------
                      4. Reduced Charges  (Class A Only)
--------------------------------------------------------------------------------

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

------------------------------------------  -----------------------------------
Fund                                        Account Number

------------------------------------------  -----------------------------------
Fund                                        Account Number

A. Right of Accumulation
[_]Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. Statement of Intent
[_]I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[_]  $100,000    [_]  $250,000     [_]  $500,000     [_]  $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

------------------------------------------  ------------------------------------
Name on Account                             Account Number

------------------------------------------  ------------------------------------
Name on Account                             Account Number


--------------------------------------------------------------------------------
                            5. Distribution Options
--------------------------------------------------------------------------------

   If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)              [_] Reinvest dividends
                                           [_] Pay dividends in cash
                                           [_] Use Dividend Direction Plan

Capital Gains Distribution: (elect one)    [_] Reinvest capital gains
                                           [_] Pay capital gains in cash
                                           [_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

--------------------------------------------------------------------------------
Fund Name                                    Existing Account No.

Special Distribution Instructions:   [_] Please pay my distributions via check
                                         and send to the address indicated in
                                         Section 2.
                                     [_] Please mail my distributions to the
                                         person and/or address designated below:

--------------------------------------  ----------------------------------------
Name                                    Address

--------------------------------------  --------------------------  ------------
City                                    State                       Zip

--------------------------------------------------------------------------------
                            6. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **

  I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

  ---------------------------------------------  -------------------------------
  Individual Account                             Date


  ---------------------------------------------  -------------------------------
  Joint Account                                  Date
**Your bank must be a member of the National Automated Clearing House
  Association (NACHA).

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance
   Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
   Instructions: . Review the information in the Prospectus about telephone transaction services.
                 . Check the box next to the telephone transaction service(s)
                   you desire.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

    Purchases and Redemptions via EFT**

    [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

    The fund requires signatures of bank account owners exactly as they appear on bank records.

    ---------------------------------------------  -----------------------------
    Individual Account Owner                       Date

    ---------------------------------------------  -----------------------------
    Joint Account Owner                            Date

    Telephone Exchanges and Redemptions by Check

    Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

    [_] I do not elect the telephone exchange service.
             ---
    [_] I do not elect the telephone redemption by check service.
             ---

C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
   . $10,000 for monthly payments; . $5,000 for bi-monthly payments;
   . $4,000 for quarterly or less frequent payments

   [_] I authorize this service to begin in _________, 19__, for the amount
                                              Month
       of $_______________($50.00 minimum)


   Frequency:  (Please select one) [_] Monthly  [_] Bi-Monthly  [_] Quarterly
   [_] Annually  [_] In the months circled:  J  F  M  A  M  J  J  A  S  O  N  D

   Please send payments to: (please select one)

   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy. EFT not available to Class B shareowners other than retirement plans.

   [_] My address of record designated in Section 2.

   [_] The payee and address specified below:

   -----------------------------------------------------------------------------
    Name of Payee                                    Address

   -----------------------------------------------------------------------------
    City                                             State               Zip

D. AUTO EXCHANGE

   [_] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $____________ ($25.00 minimum) on the _________ day of the month, into the Alliance Fund noted below:

       Fund Name: ____________________________________

       [_] Existing account number:___________________ [_] New account

       Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.

--------------------------------------------------------------------------------
          7. Shareholder Authorization This section MUST be completed
--------------------------------------------------------------------------------

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

----------------------------------------  ----------------
Signature                                 Date

----------------------------------------  --------------  ----------------------
Signature                                 Date            Acceptance Date:

--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm
                  -------------------------------------------------------------
Authorized Signature
                     ----------------------------------------------------------
Representative First Name                  MI       Last Name
                          ----------------    -----           -----------------
Representative Number
                      ---------------------------------------------------------
Branch Office Address
                      ---------------------------------------------------------
City                        State                        Zip Code
     ----------------------       ----------------------          -------------

Branch Number                      Branch Phone (   )
             ---------------------              -------------------------------
** Your bank must be a member of the National
   Automated Clearing House Association (NACHA).               50074GEN-EQTYApp

              ALLIANCE GLOBAL SMALL CAP FUND, INC.
(LOGO)(R)
________________________________________________________________

P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995

_________________________________________________________________
This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Fund dated November 1, 1995. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund...............................

Management of the Fund................................

Expenses of the Fund..................................

Portfolio Transactions................................

Purchase of Shares....................................

Redemption and Repurchase of Shares...................

Shareholder Services..................................

Net Asset Value.......................................

Dividends, Distributions and Taxes....................

General Information...................................

Report of Independent Auditors and
  Financial Statements................................
___________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance Global Small Cap Fund, Inc. (the "Fund") are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is to seek long-term growth of capital through investment in a global portfolio of the equity securities (i.e., common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks) of selected companies with relatively small market capitalization. Current income is not a consideration. In the opinion of Alliance Capital Management L.P., the Fund's Adviser (the "Adviser"), global investing offers opportunities for superior investment returns, and many smaller companies have the potential for unusually rapid growth. Investing in smaller companies and companies in various countries involves both opportunities and risks that are different from those associated with investing solely in larger United States companies.

How The Fund Pursues Its Objective

         The Fund will select its portfolio investments primarily from among companies whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, the Fund's portfolio companies typically will have individual market capitalizations of between approximately $50 million and $1 billion (although the Fund will be free to invest in smaller capitalization companies that satisfy the Fund's size standard). Because the Fund applies the U.S. size standard on a global basis, its investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

         Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of such smaller capitalization issuers, and such issuers will be located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. Equity securities in which the Fund invests may be listed on a U.S. or foreign exchange or traded over the counter.

         Special Investment Considerations. The Adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. Transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

         The Adviser believes that global investing offers opportunities for superior investment returns. In recent years, many economies in Western Europe and elsewhere have grown at a faster rate than the U.S. economy. A portfolio containing the securities of companies located in a number of countries may offer the opportunity for greater capital appreciation than investment in a portfolio composed only of the securities of U.S. companies. The Adviser will adjust the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more such countries, one of which may be the U.S. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. While there may not be securities sales registration requirements comparable to those under U.S. laws or laws imposing legal restrictions on resales of securities in many of the countries in which the Fund may invest, there may be contractual restrictions on resale of securities.

         The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants.
The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Generally, warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants can be a speculative investment and may be considered more speculative than certain other types of investments in that they neither entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants are freely transferable and are generally traded on one or more stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. In addition to purchasing corporate securities of non-U.S. issuers in overseas markets, the Fund may invest in American Depository Receipts, European Depository Receipts or other securities representing securities of companies based in countries other than the United States.

         For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, the Fund will be able to invest without limit in large capitalization companies or reduce its position in equity securities and increase its position in debt securities, which may include short-term U.S. Government securities and U.S. dollar - or foreign currency-denominated short-term indebtedness (including commercial paper), cash equivalents and fixed income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments.

Additional Investment Practices And Policies

         The following additional investment policies supplement those set forth above.

         Options. In seeking to attain capital growth, the Fund may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing listed put options, including put options on market indexes. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss.

         Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks.
The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

         It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then current market value of the securities subject to option (without giving effect to commissions, stock transfer taxes and other expenses of the Fund which are deducted from premium receipts). The Fund will also not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund will at no time exceed 10% of the Fund's total assets.

         In the event the option is exercised, the Fund will be obligated to sell stocks below the current market price. The Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of the underlying securities covered by call options written by the Fund increases and the Fund has not entered into a closing purchase transaction.

         If an option purchased by the Fund expires without being exercised, its premium would be lost by the Fund.

         Options on Market Indexes. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Restricted Securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund, in good faith, deems appropriate to reflect their fair market value.

         Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include the use of forward foreign currency transactions, currency options and futures and options on such futures. The Fund may enter into such transactions only in connection with hedging strategies. While the Fund's use of hedging strategies is intended to reduce the risk of declines in the net asset value of Fund shares, there can be no assurance that the Fund's hedging transactions will be effective. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

         Although certain risks are involved in forward, futures and options transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (up to one year) which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency.

         The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place, to the extent required by applicable law, cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or other liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. The Fund will not commit more than 15% of the value of its assets to position hedging contracts.

         Forward contracts reduce the potential gain from a positive change in the relationship between U.S. dollar and other currencies. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in such currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

         Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the pound to the dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contracts. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal or greater than the exercise price of the put written.

         Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy or sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

         The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns; (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency; and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate in a segregated account with its custodian bank cash or other liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

         Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon the Adviser's special skills with respect to such instruments and usually depends on the Adviser's ability to forecast currency exchange rate movements correctly.

         Other risks inherent in the use of these forward, futures and options on futures strategies include: imperfect correlation between movements in the prices of futures contracts or options thereon and movements in the exchange rates of the currencies hedged, the fact that skills and techniques needed to trade futures contracts and options thereon are different from those needed to select equity securities, no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time, the fact that some futures markets have daily price movements limits, and the possible need to defer closing out of certain futures contracts and options thereon in order to continue to qualify for beneficial tax treatment under the Code (which requires the Fund to limit its gains from the disposition of securities and certain other investments held for less than three months to no more than 30% of the Fund's annual gross income). There are similar risks inherent in the use of options on foreign currencies.

         Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying the currency futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

         The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).
"Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

         Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of cash, U.S. Government securities or bank letters of credit. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) adjusted

(marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         While such securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on,the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan. The Board of Directors will monitor the Fund's lending of portfolio securities.

         ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Fund's Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Fund realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes." It is anticipated that the Fund's rate of portfolio turnover will approximate 100% in future years. A 100% annual turnover rate would occur, for example, if all the stocks in the Fund's portfolio were replaced within a period of one year. A portfolio turnover rate approximating 100% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Fund and its shareholders.

         The annual portfolio turnover rate for the Fund for the fiscal year ended September 30, 1993, fiscal period ended July
31, 1994 and the fiscal year ended July 31, 1995 were 97%, 78% and 128%, respectively.

         Certain Fundamental Investment Policies. The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of(a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

              The Fund may not:

              (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

               (ii) invest 25% or more of the value of its total assets in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, but will apply to foreign government obligations unless the U.S.

         Securities and Exchange Commission permits their exclusion;

              (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

              (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

              (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;

              (vi)   invest in companies for the purpose of
         exercising control;

              (vii) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

              (viii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts);

              (ix) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

              (x) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; or

              (xi) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in mineral leases nor may the Fund invest in real estate limited partnerships.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         The Adviser, a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under a management agreement (the "Management Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which approximately $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 105 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation ("ACMC")*, the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly- owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC and Equitable Capital Management Corporation ("ECMC"), each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a

____________________

* For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Investment Adviser, and to the predecessor general partner of the Investment Adviser of the same name.

French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         Under the Management Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Management Agreement, responsible for certain expenses incurred by the Fund, including, for example, the costs of clerical and accounting assistance to the Directors and expenses of office rental. The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses.

         For the services rendered by the Adviser under the Management Agreement, the Fund pays a monthly fee to the Adviser at the annual rate of 1.00% of the average daily net assets of the Fund during the month. The Fund may utilize personnel employed by the Adviser or by affiliates of the Adviser.

         The Management Agreement provides that the Adviser will reimburse the Fund for its total expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses), to the extent total expenses exceed the most restrictive annual expense limitation prescribed by any state in which the Fund's shares are registered for sale. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. As of July 31, 1995, such reimbursement amounted to $46,816.

         At their Regular Meeting held on July 22, 1994, the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, voted unanimously to a change in the fiscal year end from September 30 to July 31. In this regard, for the fiscal year ended
September 30, 1993, the fiscal period ended July 31, 1994 and fiscal year ended July 31, 1995, the Adviser received from the Fund advisory fees of $626,921, $578,879 and $640,582 respectively.

         The Management Agreement became effective on July 22, 1992. The Management Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Management Agreement or interested persons, as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Management Agreement.

         The Management Agreement must be approved each year either by (a) a majority vote of the Board of Directors of the Fund or (b) a majority vote of the outstanding voting securities of the Fund, and, in either case, by majority vote of the Directors who are neither parties to the Management Agreement nor "interested persons" of any such party (as defined by the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval. Any changes in the terms of the Management Agreement must be approved by the shareholders. Most recently, the continuance of the Management Agreement until September 30, 1996 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who were not parties to the Management Agreement or "interested persons" of any such party, at a meeting called for that purpose on July 21, 1995.

         The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser or by the Adviser on any January 1 on 60 days written notice to the Fund. The term "majority of the Fund's outstanding voting securities" as used above means (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the

Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., Alliance Global Privatization Fund, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern African Fund and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified the address of each of the following persons is at 1345 Avenue of the Americas, New York, New York 10105. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser.

Directors

         JOHN D. CARIFA,* 50, - Chairman of the Board of
Directors, is the President and Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1990.

         RUTH BLOCK, 64, - was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut, 06903.

         DAVID H. DIEVLER, 65, was formerly a Senior Vice President of ACMC, with which he was associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

         JOHN H. DOBKIN, 53, has been the President of Historic Hudson Valley (historic preservation) since 1990. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC. His address is 105 West 55th Street, New York, New York, 10019.

         WILLIAM H. FOULK, JR., 63, is an investment Advisor and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, since 1986. His address is 2 Hekma Road, Greenwich, Connecticut, 06831.

         DR. JAMES M. HESTER, 71, - is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York, 10128.

         CLIFFORD L. MICHEL, 56, - is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1990. He is Chief Executive Officer of Wenonah Development Company (investments) and Director of Placer Dome, Inc., and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York, 10005.

_______________

* An "interested person" of the Fund as defined in the investment
Company Act of 1940.

         HENRY UGARTE - 76, has been a private investor and a management consultant since prior to 1990. His address is 33735
Madera de Playa, Temecula, California, 92390.

Officers

         JOHN D. CARIFA, Chairman and President, see Biography above.

         ALDEN M. STEWART, Senior Vice President - Investments,
49, has been an Executive Vice President of ACMC since July,
1993.  Prior thereto he was associated with ECMC.

         RANDALL E. HAASE, Vice President, 32, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         TIMOTHY D. RICE, Vice President, 28, is a Vice President of ACMC with which he has been associated since prior to 1990.

         RONALD L. SIMCOE, Vice President, 50, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         THOMAS BARDONG, Vice President, 50, is a Senior Vice
President of ACMC with which he has been associated since prior to 1990.

         EDMUND P. BERGAN, JR., Secretary, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") with which he has been associated since prior to 1990.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
44, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1990.

         DOMENICK PUGLIESE, Assistant Secretary, 34, is a Vice President and Associate General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

         PATRICK J. FARRELL, Controller, 35, is a Vice President of AFS, with which he has been associated since prior to 1990.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                          Total Compensa-  Total Number of
                                          tion From        the Fund in the
                                          the Alliance     Alliance Fund
                         Aggregate        Fund Complex,    Complex, Including
Name of Director         Compensation     Including        the Director is a
of the Fund              from the Fund    the Fund         Director or Trustee

________________         _____________    _______________  ___________________

John D. Carifa            $-0-              $-0-                 49
Ruth Block                $5,000            $157,000             36
David H. Dievler          $3,750            $-0-                 42
John H. Dobkin            $5,000            $110,750             29
William H. Foulk, Jr.     $5,000            $141,500             30
Dr. James M. Hester       $5,000            $154,500             37
Clifford L. Michel        $5,000            $120,500             36
Henry Ugarte              $3,000            $13,000               4

         As of October 13, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 and was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares. The amendment to the Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993.

         The Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission, make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended July 31, 1995, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $174,375, which constituted approximately .30%, of the average daily net assets attributable to the Class A Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $5,486. Of the $179,860 paid by the Fund and the Adviser under the Plan with respect to Class A shares, $16,315 was spent on advertising, $4,923 on printing and mailing of prospectuses for persons other than current shareholders, $97,065 for compensation to broker-dealers and other financial intermediaries (including $34,990 to the Fund's Principal Underwriter), $639 for compensation to sales personnel and $60,918 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1995, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $47,620, which constituted approximately 1.00% of the average daily net assets attributable to Class B Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $296,133. Of the $343,753 paid by the Fund and the Adviser under the Plan with respect to Class B shares, $34,485 was spent on advertising, $21,666 on printing and mailing of prospectuses for persons other than current shareholders, $147,558 for compensation to broker-dealers and other financial intermediaries (including $76,254 to the Fund's Principal Underwriter), $1,395 for compensation to sales personnel and $123,321 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1995, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $12,795 which constituted approximately 1.00%, annualized, of the average daily net assets attributable to the Class C shares during the year and the Adviser made payments from its own resources, as described above, aggregating $125,833. Of the $138,628 paid by the Fund and the Adviser under the Plan with respect to Class C shares, $18,001 was spent on advertising, $6,648 on printing and mailing of prospectuses for persons other than current shareholders, $56,414 for compensation to broker-dealers and other financial intermediaries (including $43,680 to the Fund's Principal Underwriter) and $879 for compensation to sales personnel and $56,686 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) provided, however, that such continuance is specifically approved at least annually by the Directors, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), of that class, and in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any agreement related thereto. Most recently the continuance of the Agreement was approved until September 30, 1996 by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on July 21, 1995.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the outstanding voting shares of the class affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or the Class C shares reflecting the additional costs associated with the Class B contingent deferred sales charge. During the fiscal year ended July 31, 1995, the Fund paid Alliance Fund Services, Inc. $159,995 for transfer agency services.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, for which Donaldson, Lufkin & Jenrette Securities Corporation may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

         During the fiscal year ended September 30, 1993, the fiscal period ended July 31, 1994 and the fiscal year ended
July 31, 1995, the Fund incurred brokerage commissions amounting in the aggregate to $156,113, $107,065 and $259,471 respectively. During the fiscal year ended September 30, 1993, the fiscal period ended July 31, 1994 and the fiscal year ended July 31, 1995, brokerage commissions amounting in the aggregate to $1,010, $-0- and $-0- respectively, were paid to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") (an affiliate of the Adviser) and brokerage commissions amounting in the aggregate to $1,681, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1995, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 1995, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1995, transactions in portfolio securities of the Fund aggregating $164,237,381 with associated brokerage commissions of approximately $246,497 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Buy Shares."

General

         Shares of the Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Fund offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of the Fund in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Initial Sales Charge Alternative - Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in the Fund's portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Portfolio. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Alternative Purchase Arrangements

         The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and
(iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. In addition, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a four-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

         During the Fund's fiscal year ended July 31, 1995, fiscal period ended July 31, 1994 and fiscal year ended
September 30, 1993, the aggregate amount of underwriting commissions paid with respect to shares of the Fund were $31,844, $77,748 and $403,693, respectively. Of that amount, the Principal Underwriter, received $2,309, $4,456 and $5,614, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers or agents. During the Fund's fiscal year ended July 31, 1995, the Principal Underwriter received $15,749 in contingent deferred sales charges with respect to Class B share redemptions.

Initial Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                      Sales         Discount or
                        Sales         Charge        Commission
                        Charge        As % of       to Dealers
                        As % of       the           or Agents
                        Net           Public        As % of
Amount of               Amount        Offering      Offering
Purchase                Invested      Price         Price
_________               ________      _________     ____________

Less than
   $100,000. . .        4.44%         4.25%           4.00%
$100,000 but
less than
    250,000. . .        3.36          3.25            3.00
250,000 but
    less than
    500,000. . .        2.30          2.25            2.00
500,000 but
    less than
    1,000,000* .        1.78          1.75            1.50

____________________
* There is no sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to .25 of 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on July 31, 1995.

         Net Asset Value per Class A Share at              $10.38
           July 31, 1995

         Per Share Sales Charge - 4.25%
           of offering price (4.43% of
           net asset value per share)                         .46
                                                          _______

         Class A Per Share Offering Price to
           the Public                                      $10.84
                                                          =======

         An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay
(i) no initial sales charge (but subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which an investor may pay reduced a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker- dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio

  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -The Alliance Growth Fund
  -The Alliance Conservative Investors Fund
  -The Alliance Growth Investors Fund
  -The Alliance Strategic Balanced Fund
  -The Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

     (i)      the investor's current purchase;

    (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and
              (b) all shares of any other Alliance Mutual Fund held by the investor; and

   (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 initial purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13- month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period, and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset- based fee to such broker-dealer, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial account maintained pursuant to Section

403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                         Contingent Deferred Sales Charge As A %
                            Of Dollar Amount Subject To Charge
                         ________________________________________
                       Shares purchased     Shares purchased
                           before              on or after
Year Since Purchase    November 19, 1993    November 19, 1993
___________________   __________________    _________________

First                        5.50%                4.00%
Second                       4.50%                3.00%
Third                        3.50%                2.00%
Fourth                       2.50%                1.00%
Fifth                        1.50%                None
Sixth                        0.50%                None


         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, in the case of Class B shares purchased on or after November 19, 1993, that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over four years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the four-year period. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

         The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-

1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. At the end of the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares
____________________________________________________

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES

_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Requests for redemption of shares for which no share certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class B shares), except that requests placed through selected dealers or agents before the close of trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A and Class B shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES

_________________________________________________________________


         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-- Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Fund.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         Class A shareholders of the Fund can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares
have been held.   Prospectuses for each Alliance Mutual Fund may
be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois,
(800) 227-4170.

         Class B shareholders of the Fund can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund Class B shares originally purchased for cash, and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applied.

         Class C shareholders of the Fund can exchange their Class C shares for Class C shares any other Alliance Mutual Fund that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B or C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A, Class B or Class C account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for Shares Acquired After July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE

_________________________________________________________________

         The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act), by dividing the value of the Fund's total assets less its liabilities, by the total number of the Fund's shares then outstanding. For this purpose, a Fund's business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday.

         Securities listed or traded on the Exchange or other United States or foreign securities exchanges are valued at the last quoted sales prices on such exchanges prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect a fair value. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Directors or their delegates. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect a fair value. In instances where the price of a security determined above is deemed not to be representative, the security is valued in such a manner as prescribed by the Directors to reflect its fair value. All other assets and securities are valued in a manner determined in good faith by the Directors to reflect their fair value. For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by any major bank. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Directors. On an ongoing basis, the Directors monitor the Fund's method of valuation.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects purchases and redemptions of its shares, as of the next close of trading on the Exchange following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act). Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Directors deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Securities and Exchange Commission and other governmental rules and regulations, at such time when:
(1) the New York Stock Exchange is closed, other than customary weekend and holiday closing, (2) an emergency exists as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Commission.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES

_________________________________________________________________

         The Fund intends to qualify and elect to be treated as a "regulated investment company" under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the total value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the total value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

         If the Fund qualifies as a regulated investment company and makes a timely distribution of 90% or more of its taxable net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to its shareholders.

         The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it meets certain minimum distribution requirements by the end of each calendar year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For purposes of the 4% excise tax and federal income tax, dividends declared and payable as of a date in October, November or December will be treated as if they were paid on December 31 of that year if the dividends are actually paid during the following January.

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

         United States Shareholders - Foreign Tax Credits.
Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States Shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States Shareholder who does not itemize deductions. In addition, certain individual United States Shareholders may be subject to rules which limit or reduce their ability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Generally, a credit for foreign taxes may not exceed the United States Shareholder's United States tax attributable to the shareholder's total foreign source taxable income. Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a United States Shareholder may be subject. As a result of these rules, certain United States Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a United States Shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 25,000,000 shares of Class A Common Stock, 12,500,000 shares of Class B Common Stock and 25,000,000 of Class C Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the Securities and Exchange Commission permitting the issuance and sale of three classes of shares representing interests in the Fund. The issuance and sale of any additional classes will require an additional order from the Securities and Exchange Commission. There is no assurance that such exemptive relief would be granted.

         At October 13, 1995 there were 6,402,051 shares of common stock of the Fund outstanding, including 5,692,089 Class A shares, Class B shares and 130,861 Class C shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 13, 1995:

                             No. of    % of     % of      % of
Name and Address             Shares    Class A  Class B   Class C

Merrill Lynch
Mutual Fund Operations       145,254            25.20%
4800 Deer Lake Dr. East
Jacksonville FL 32246

Merrill Lynch                50,838                       38.85%
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville FL 32246

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York l0004.
Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, 787 Seventh Avenue, New York, NY
10019, has been appointed as the independent auditors for the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin, St.,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Total Return Quotations

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

         On September 17, 1990, all outstanding shares of the Fund were reclassified as Class A shares. The Fund's average annual compounded total return for Class A shares for the fiscal year ended July 31, 1995 was 16.62 %, for the five years ended July 31, 1995 was 4.88% and for the ten years ended July 31, 1995 was 8.84%. The Fund's average annual compounded total return for Class B shares for the fiscal year ended July 31, 1995 was 15.77% and for the period September 17, 1990 (commencement of distribution) through July 31, 1995 was 7.69%. The Fund's average annual compounded total return for Class C shares for the one year ended July 31, 1995 was 15.75% and for the period May 3, 1993 (commencement of distribution) through July 31, 1995 was 11.08%.

         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.
This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of l933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.















                               64
00250176.AE9

PORTFOLIO OF INVESTMENTS
JULY 31, 1995                                    ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES     U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-91.2%
UNITED STATES INVESTMENTS-40.6%
CONSUMER PRODUCTS & SERVICES-14.5%
APPAREL-0.6%
Nautica Enterprises, Inc.*                       14,100     $  382,463

AUTO & RELATED-0.1%
Ek Chor China Motorcycle Co.                      3,000         52,500

BROADCASTING & CABLE-1.8%
Advo, Inc.                                       17,100        314,212
Cablevision Systems Corp. Cl.A*                   4,300        295,088
Data Broadcasting                                 5,607         44,856
Infinity Broadcasting Corp.                      13,800        510,600
Valuevision International, Inc.                  10,000         58,125
                                                             1,222,881

COSMETICS-0.6%
Jean Phillippe Fragrances, Inc.*                 32,600        362,675

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-5.5%
Apria Healthcare Group, Inc.                     11,200        364,000
Centocor, Inc.*                                  10,300        131,325
Cephalon, Inc.                                    8,300        194,012
Community Health Systems, Inc.*                  16,800        659,400
Healthwise America, Inc.*                        24,100        710,950
Laboratory Corp. Of America Holdings
  warrant, expiring 4/28/05*                          1              2
Manor Care, Inc.                                  2,000         64,750
Medcath, Inc.*                                   19,600        269,500
Medimmune, Inc.*                                 10,000         90,000
Physician Reliance Network*                      16,600        390,100
Sun Healthcare Group, Inc.*                      43,400        640,150
Surgical Care Affiliates, Inc.                    8,400        159,600
                                                             3,673,789

ENTERTAINMENT & LEISURE TIME-0.6%
Cinergi Pictures Entertainment, Inc.             26,000        113,750
Discovery Zone, Inc.*                               500          3,563
Heritage Media Corp. Cl.A*                       10,000        287,500
                                                               404,813

PRINTING & PUBLISHING-0.3%
IVI Publishing, Inc.*                            27,400        219,200

RESTAURANTS & LODGING-2.5%
Hospitality Franchise Systems                    17,100        752,400
Host Marriott Corp.                              37,000        411,625
International Pizza Corp.*                       16,400         13,325
  warrants, expiring 9/22/98*                    16,400          2,306
La Quinta Inns, Inc.                             10,100        283,727
Redeemable Lion Hotels, Inc.                      7,500        159,375
                                                             1,622,758

RETAILING-2.5%
Ann Taylor Stores Corp.                           1,000         19,695
Bed Bath & Beyond, Inc.                           7,500        232,500
Circle K Corp.*                                   6,100        118,187
Corporate Express, Inc.                           7,050        178,894
Musicland Stores, Inc.                           14,200        138,450
Nine West Group, Inc.*                           24,700      1,000,350
                                                             1,688,076
                                                             9,629,155


7



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------------
TECHNOLOGY-13.0%
COMMUNICATION & EQUIPMENT-2.4%
ADC Telecommunications, Inc.*                     5,000     $  193,750
Adtran, Inc.                                      4,100        150,675
Ascend Communications, Inc.                       3,600        261,000
Cascade Communications Corp.*                     1,400         71,050
CD Radio, Inc.                                   20,700         56,925
Millicom International Cellular, S.A.*           21,400        631,300
Scientific-Atlanta, Inc.                         11,900        255,850
                                                             1,620,550

COMMUNICATION SERVICES-0.6%
Vanguard Cellular Systems, Inc.                  14,300        378,950

COMPUTER EQUIPMENT-0.4%
General Datacomm Industries, Inc.                 2,000         27,000
Quantum Corp.                                    10,000        257,500
                                                               284,500

COMPUTER HARDWARE-0.6%
Read-Rite Corp.*                                  9,200        379,500

COMPUTER PERIPHERALS-0.6%
Komag, Inc.*                                      5,800        398,025

COMPUTER SOFTWARE & SERVICES-2.1%
Cadence Design Systems, Inc.                      6,200        234,050
Informix Corp.*                                  30,900        915,412
Symantec Corp.*                                   9,200        250,700
                                                             1,400,162

ELECTRICAL EQUIPMENT-0.5%
Kemet Corp.                                       4,600       $297,850
Smartflex Systems, Inc.                           1,500         18,000
                                                               315,850

ELECTRONICS-1.7%
Boston Technology, Inc.*                         16,900        329,550
Glenayre Technologies, Inc.*                      4,000        250,000
Integrated Device Technology, Inc.*               5,400        338,175
Tellabs, Inc.*                                    4,500        200,250
                                                             1,117,975

SEMI-CONDUCTORS & RELATED-0.8%
Cypress Semiconductor Corp.*                      5,200        274,300
Lam Research Corp.*                               4,200        286,650
                                                               560,950

SOFTWARE-0.4%
Intersolv, Inc.*                                 11,800        293,525

TELEPHONE - UTILITY-2.9%
Dionex Corp.*                                    10,400        500,500
Telephone & Data Systems, Inc.                   19,500        755,625
United States Cellular Corp.*                    20,100        678,375
                                                             1,934,500
                                                             8,684,487

BASIC INDUSTRIES-5.2%
BUSINESS SERVICES-0.5%
Gymboree Corp.*                                   7,000        216,125
Stratacom, Inc.*                                  2,400        130,200
                                                               346,325

CHEMICALS-0.2%
Wang Labs, Inc. New*                              8,300        155,625

MACHINERY-0.3%
JLG Industries, Inc.                              5,800        210,250


8



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES     U.S. $ VALUE
------------------------------------------------------------------------
MINING & METALS-0.5%
Noble Drilling Corp.*                            50,900     $  330,850

OFFICE EQUIPMENT-0.3%
Staples, Inc.*                                    8,700        195,750

PAPER & FOREST PRODUCTS-0.0%
Asia Pacific Resources International Holding,
  Ltd.*                                           3,000         28,125

POLLUTION CONTROL-0.1%
USA Waste Services, Inc.*                         2,100         39,900

TRANSPORTATION & SHIPPING-3.3%
Alaska Air Group, Inc.*                          30,000        577,500
America West Airlines, Inc.                       9,400        131,600
Mesa Airlines, Inc.                              27,000        293,625
Pittston Services Group                          10,800        270,000
Southwest Airlines Co.                            5,600        161,000
USAIR Group, Inc.                                15,600        148,200
Xtra Corp.                                       12,700        582,612
                                                             2,164,537
                                                             3,471,362

ENERGY-5.0%
DOMESTIC PRODUCERS-0.8%
Diamond Shamrock, Inc.                           19,900        517,400

INTERNATIONAL PRODUCERS-0.1%
XCL, Ltd.*                                      110,000         75,625

OIL & GAS SERVICES-2.8%
Arethusa, Ltd.                                   22,600        401,150
BJ Services Co.*                                 10,500        261,188
Global Marine, Inc.*                            129,700        745,775
Rowan Cos., Inc.*                                67,000        485,750
                                                             1,893,863

OTHER-1.3%
Reading & Bates Corp.*                           85,900        859,000
                                                             3,345,888

FINANCIAL SERVICES-2.9%
BANKS-0.4%
First USA, Inc.                                   5,500        250,938

INVESTMENT COMPANIES-0.1%
T. Rowe Price & Associates Inc.                     400         16,200
United Asset Management Corp.                       500         20,035
                                                                36,235

INSURANCE-2.4%
20th Century Industries, Inc.                    61,900        735,062
National Re Corp.                                11,100        377,400
PXRE Corp.                                       19,400        501,975
                                                             1,614,437
                                                             1,901,610

Total United States Investments
  (cost $22,368,851)                                        27,032,502

FOREIGN INVESTMENTS-50.6%
ARGENTINA-0.1%
Telecom Argentina Stet-France (ADR)*(a)           1,000         49,625
  Telephone - Utility
AUSTRALIA-1.1%
AAPC, Ltd.                                      385,000        181,979
  Restaurants & Lodging
Advance Bank Australia                           30,000         16,396
  Banking
Ampolex, Ltd.                                    40,000         90,399
  Oil & Gas Exploration
Diamond Ventures, Ltd.*                         154,000         22,747
  Mining & Metals
Fai Life, Ltd.                                  500,000        232,644
  Insurance
Oil Search, Ltd.                                200,000        165,436
  Oil
                                                               709,601


9



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES     U.S. $ VALUE
------------------------------------------------------------------------
AUSTRIA-0.8%
Austria Mikro Systeme International AG(a)         1,100       $211,844
  Semi-Conductors & Related
Benckiser-Wasser-Technik AG                       1,500        207,003
  Pollution Control
Mayr-Melnhof Karton AG*(a)                        2,000        131,205
  Packaging
                                                               550,052

CANADA-0.8%
Accugraph Corp.                                  17,000         59,592
  Miscellaneous
Cinar Films, Inc.                                12,000        112,500
  Entertainment & Leisure
MacMillan Bloedel, Ltd.                           3,000         42,449
  Paper & Forest Products
Nelvana, Ltd.*(a)                                13,000        182,757
  Entertainment & Leisure
Orbit Oil & Gas, Ltd.                            10,000          7,011
  Oil & Gas Exploration
Renaissance Energy, Ltd.*                         4,000         82,159
  Oil & Gas Exploration
Royal Plastics Group, Ltd.*(a)                    5,000         63,445
  Building & Related
                                                               549,913

CHILE-0.4%
Banco Osorno Y La Un (ADR)                       11,000        163,625
  Banking - Regional
Empresas Telex Chile S.A.                         5,000         59,375
  Communication Equipment
Enersis, S.A. Sponsored (ADR)                     3,000         76,875
  Electric Utility
                                                               299,875

DENMARK-0.8%
Novo Nordisk AS                                   2,450       $283,715
  Drugs
Tele Danmark AS                                   4,000        223,439
  Telephone - Utility
                                                               507,154

FINLAND-1.3%
Nokia AB Corp. pfd.-free(a)                      12,000        799,524
  Communication Equipment
Tamro AB                                         15,000         65,675
  Medical Services
                                                               865,199

FRANCE-1.7%
Coflexip Sponsored (ADR)                         13,500        334,125
  Oil & Gas Services
Credit Local De France                            2,500        231,921
  Banking
Ecco Travail Temporary                            1,800        123,782
  Temporary Help
Lafarge Coppee                                    2,200        168,966
  Building & Related
Synthelabo                                        5,000        290,514
  Drugs, Hospital Supplies &
Medical Services
                                                             1,149,308

GERMANY-3.7%
Apcoa Parking AG(b)                               2,000        105,316
  Business Services
Bayer AG(b)                                         500        134,170
  Chemicals
Duerr Beteiliqunqs AG(b)                            700        253,481
  Machinery
Fag Kugelfischer(b)                                 300         45,445
  Industrial Machinery
Fielmann AG pfd.(b)                               9,000        470,677
  Retail
Hach AG(b)                                           50         24,742
  Retail


10



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
Mannesmann AG(b)                                    900     $  299,805
  Machinery
Marschollek Lautenschlaeger                         550        374,125
  Insurance
Rheinhold & Mahla AG(b)                             400         85,119
  Building & Related
Sgl Carbon(a)(b)                                 11,000        641,131
  Specialty Chemical
Veba A.G.(b)                                      1,500         62,238
  Electric Utility
                                                             2,496,249

HONG KONG-1.2%
Fu Hui Jewelry Co., Ltd.*                       300,000         16,477
  Jewelry & Watches
Hong Kong Land Holdings, Ltd.                    70,000        135,800
  Real Estate
Hong Kong Telecomm                               80,000        146,808
  Telephone - Utility
HSBC Holdings Plc.                               15,000        203,541
  Banking
Paul Y.-ITC Construction Holdings, Inc.*        800,000        199,535
  Engineering & Construction
Sing Tao                                        180,000        109,330
  Printing & Publishing
                                                               811,491

INDIA-0.3%
Gujarat Normal Fertilizer (GDR)                   4,000         40,426
  Chemicals
Shriram Industrial Enterprises, Ltd.*            15,000        131,250
  warrants, expiring 4/28/96*                     5,000          1,000
  Multi-Industry
                                                               172,676

INDONESIA-0.2%
Indonesian Satellite Corp. (ADR)                  4,000        150,000
  Telecommunications

IRELAND-0.4%
Crean (James) Plc.                               25,000         97,922
  Multi-Industry
Irish Continental Group                          21,500        174,897
  Transportation - Shipping
                                                               272,819

ITALY-1.6%
Fila Holding Sponsored (ADR)                     10,000        292,500
  Apparel
Industrie Natuzzi S.p.A. (ADR)*                  19,200        696,000
  Furniture Products
Marzotto (GAE) & Figli-D'ris                      7,000         42,279
  Textile Products
Telecom Italia Mob                               40,000         50,154
  Telephone - Utility
                                                             1,080,933

JAPAN-14.6%
Akita Bank(b)                                     5,000         41,185
  Banking - Regional
Asahi Bank(b)                                    16,000        186,721
  Banking - Regional
Aval Data Corp.(b)                                9,000        183,549
  Semi-Conductors & Related
Canon, Inc.*(b)                                  18,000        326,309
  Computer Peripherals
Chubu Sekiwa Real Estate, Ltd.(b)                 1,000         10,798
  Real Estate
Daibiru Corp.(b)                                  9,000        101,971
  Real Estate
Denki Kagaku Kogyo(b)                            10,000         33,991
  Chemicals
Eiden Sakakiya Co.                                6,000         89,055
  Retail
Familymart Co.(b)                                 2,000         99,026
  Retail - Food


11



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
Fuji Electronics Co.(b)                           5,000     $  138,228
  Semi-Conductors & Related
Fukuda Corp.(b)                                   7,000         77,487
  Engineering & Construction
Futaba Corp.(b)                                   3,000        148,199
  Technology - Electronics
Hachijuni Bank(b)                                 6,000         72,740
  Banking - Regional
Hitachi Metals, Ltd.(b)                           3,000         35,010
  Steel
Ishiguro Homa Co.                                 3,000         53,025
  Retail
Ishihara Sangyo(b)                               23,000         75,572
  Chemicals
Kanamoto Co., Ltd.*(b)                            2,000         29,912
  Engineering & Construction
Kaneshita Construction(b)                         9,000        114,208
  Engineering & Construction
Keyence Corp.(b)                                  2,600        321,097
  Machinery
Kinden Corp.(b)                                   6,000        106,730
  Electrical Equipment
Koa Fire & Marine                                16,000         98,980
  Insurance
Kurita Water Industries(b)                        8,000        221,165
  Chemicals - Specialty
Kyocera Corp.(b)                                  4,000        345,343
  Semi-Conductors & Related
Kyoritsu Maintenance(b)                           2,000         82,257
  Janitorial Services
Mabuchi Motor Co.(b)                              5,000        358,033
  Technology - Computer Peripherals
Matsushita Electrical Industrial Co., Ltd.(b)    20,000        333,107
  Consumer Appliances
Matsuyadenki Co., Ltd.(b)                         3,000         29,810
  Retail
Mimasu Semiconductor(b)                           1,000         26,059
  Semi-Conductors
Minebea Co.(b)                                   25,000        190,913
  Machinery
Ministop Co.(b)                                   1,000         21,641
  Retail - Food
Mitsubishi Bank(b)                               10,000        236,800
  Banking
Mitsubishi Motors Corp.(b)                       15,000        126,445
  Auto & Related
Murata Manufacturing Co., Ltd.(b)                 3,000        131,203
  Communication Equipment
Namura Shipbuildng(b)                            12,000         47,995
  Machinery
National House Industrial Co.(b)                  5,000         96,306
  Building & Construction
New Oji Paper Co., Ltd.(b)                       30,000        298,436
  Paper & Forest Products
Ngk Spark Plug Co.(b)                             3,000         37,729
  Semi-Conductors & Related
Nichiei Co., Ltd.(b)                              3,000        190,347
  Financial Services
Nichiha Corp.(b)                                  4,000         77,498
  Miscellaneous
Nihon Dempa Kogyo(b)                              8,000        231,135
  Communication Equipment
Nikon Corp.(b)                                   11,000        123,635
  Semi-Conductors & Related
Nippon Electric Glass Co., Ltd.(b)                9,000        163,154
  Consumer Appliances
Nippon Sanso Corp.                               20,000         98,799
  Mining & Metals
Nippon Steel Corp.                               10,000         33,877
  Mining & Metals
Nippon Telegraph & Telephone Corp.(b)                10         85,203
  Telephone Utilities
Nippon TV Network(b)                              1,000        231,135
  Broadcasting
Nissen Corp., Ltd.(b)                             1,000         32,064
  Retail
Omron Corp.(b)                                    6,000        136,642
  Machinery


12



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
Oriental Construction(b)                          4,000     $   88,375
  Building & Construction
P S Corp.(b)                                      8,700        166,587
  Construction
Promise Co., Ltd.(b)                              3,600        161,523
  Financial Services
Ricoh Elemex Co., Ltd.(b)                         2,000         24,926
  Computer Peripherals
Rohm Co., Ltd.(b)                                 4,000        227,056
  Semi-Conductors
Sankyo Co.(b)                                    12,000        282,801
  Drugs
Santen Pharmaceutical Co.(b)                      7,000        188,761
  Drugs
Sanyo Shinpan Finance Co., Ltd.(b)                2,000        163,154
  Financial Services
Sato Corp.(b)                                     7,000        134,036
  Technology - Electronics
Secom Co.(b)                                      1,000         61,636
  Business Services
Sekichu Co.(b)                                    1,000         13,596
  Retail
Sekisui Chemical Co.(b)                          15,000        180,150
  Chemicals
Sharp Corp.(b)                                    6,000         87,695
  Consumer Manufacturing
Shimamura Co., Ltd.(b)                            3,000        104,691
  Retail
Showa Shell Sekiyu(b)                             4,750         45,961
  Oil
SMC Corp.(b)                                      4,000        242,919
  Machinery
Takeda Chemical Industries(b)                     8,000        107,863
  Drugs
TDK Corp.(b)                                      3,000        152,617
  Consumer Products & Services
Toda Corp.(b)                                    10,000         92,114
  Chemicals - Specialty
Toho Bank(b)                                      8,000         60,005
  Banking - Regional
Tokyo Broadcasting(b)                             5,000         73,646
  Broadcasting
Tokyo Electron, Ltd.(b)                           8,000        300,023
  Semi-Conductors & Related
Wesco, Inc.*(b)                                   4,600        112,055
  Engineering & Construction
Xebio Co.(b)                                        300         10,163
  Retail
Yamaichi Secs Co.(b)                             10,000         62,429
  Financial Services
Yamanashi Chuo Bank(b)                            7,000         79,311
  Banking - Regional
Yamanouchi Pharmaceutical(b)                      8,000        177,657
  Drugs
                                                             9,732,274

MALAYSIA-0.4%
Arab Malaysian Finance                            1,000          4,680
  Financial Services
Austral Enterprise                                9,333         20,132
  rights, expiring 8/24/95                        4,666             -0-
  Multi-Industry
C.I. Holdings Berhad                             16,000         64,466
  Building & Related
Highlands & Lowlands                             10,000         18,884
  Real Estate
Malaysian Assuranc                               12,000         46,396
  Insurance
Metacorp Berhad                                  33,000        120,203
  Engineering & Construction
                                                               274,761


13



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
MEXICO-0.3%
Bufete Industrial SA                                700     $   11,900
  Engineering & Construction
Grupo Industrial Durango, S.A.*                  15,000        136,875
  Paper & Forest Products
International de Ceramica*                       34,915         54,287
  Ceramic Tiles
                                                               203,062

NETHERLANDS-4.3%
Akzo Nobel N.V.(b)                                1,000        131,316
  Chemicals
Amev N.V(b).                                      4,000        229,160
  Insurance
ASM Lithography Holding N.V.(b)                   3,000        174,767
  Semi-Conductors
Atag Holding N.V.(b)                                500         35,082
  Multi-Industry
BAM Groep N.V.(b)                                 1,800        127,686
  Engineering & Construction
Boskalis Westminister cum. pfd.(b)              820,000        510,422
  Engineering & Construction
Content Beheer N.V.(b)                           10,000        256,839
  Temporary Help
Elsevier N.V.(b)                                 22,000        280,399
  Printing & Publishing
KLM Royal Dutch Airlines(b)                       9,000        338,333
  Consumer Services - Airlines
NBM Amstelland Nv                                10,000        137,753
  Building & Construction
Philips Electronic(b)                             5,500        270,132
  Appliances
Polygram N.V.(b)                                  3,000        190,409
  Leisure Related
Randstad Holdings N.V.(b)                         2,500        177,020
  Temporary Help
                                                             2,859,318

NEW ZEALAND-0.6%
Air New Zealand                                  40,000        134,753
  Airlines
Helicopter Line                                  50,000        149,912
  Entertainment & Leisure
Lion Nathan, Ltd.                                55,000        106,354
  Food & Beverages
                                                               391,019

NORWAY-0.8%
Tomra Systems AS                                 82,500        376,467
  Pollution Control
Western Bulk Shipping AS(a)                      31,500        148,875
  Shipping
                                                               525,342

PANAMA-1.1%
Banco Latinoamericano de Exportaciones,
  S.A. (ADR)                                     18,200        730,275
  Finance

PERU-0.2%
Banco Wiese Sponsored (ADR)                      15,000        127,500
  Banking - Regional

PORTUGAL-0.1%
TVI Televisao Independente*                       7,800         35,859
  Broadcasting & Cable

SINGAPORE-0.1%
Lim Kah Ngam, Ltd.                               30,000         35,082
  Multi-Industry

SOUTH KOREA-1.0%
Samsung Electronics Co., Ltd.
(ADR)(GDS)*(a)                                    7,000        460,250
  bonus shrs*(a)(c)                               1,385         89,790
  baby shrs(a)                                      395         52,535
  bonus shrs(a)(c)                                   78         10,302


14



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
rights, expiring
12/31/95*(a)                                        108     $       -0-
  Semi-Conductors & Related
Yukong, Ltd. (ADR)                                5,912         71,712
  Energy International Producers
                                                               684,589

SPAIN-1.3%
Bco Popular Esp                                   1,200        194,284
  Banking
Centros Commerciales Continente, S.A.*            9,000        178,648
  Retail
Construcciones Y Aux de Ferr                      2,000         80,574
  Railroad Transportation
Corporacion Mapfre                                3,000        168,702
  Insurance
Repsol S.A.                                       5,000        168,702
  Energy
Viscofan Envolturas Celulosi                      6,000         80,826
  Food
                                                               871,736

SWEDEN-2.7%
Autoliv AB (ADS)(a)                               3,900        242,124
  Auto & Related
Electrolux AB                                     1,000         52,649
  Household Products
Hoganas AB Cl.B(a)                                6,000        121,007
  Mining & Metals
Kalmar Industries AB(a)                          16,000        244,562
  Machinery
Rottneros Bruks AB                               75,000        124,191
  Paper & Forest Products
SKF AB                                           25,000        548,424
  Machinery
Sparbanken Sverige                               25,000        221,139
  Banking - Regional
SSAB (Svenskt Stal Aktiebolag) Series B          18,000        219,086
  Mining & Metals
                                                             1,773,182

SWITZERLAND-1.1%
Lindtt & Spruengli AG Ord.                           20        316,384
  Consumer Staples
Roche Holdings AG, Ltd.                              60        408,605
  Drugs
                                                               724,989

TAIWAN-0.3%
The Taiwan Fund, Inc.                            11,500        232,875
  Mutual Fund

TURKEY-0.1%
Netas Telekomunik Ord. Cl.B*(a)                 215,600         89,535
  Communication Equipment

UNITED KINGDOM-7.2%
Aran Energy(b)                                  350,000        240,607
  Oil - International
Asda Group Plc.(b)                               40,000         60,432
  Retailing
Automated Security Holdings Plc.*(b)            130,008         76,903
  Consumer Products & Services
Bell Cablemedia Plc. (ADR)*                       5,000         87,500
  Broadcasting & Cable
British Airways Plc.(b)                          30,000        220,144
  Airlines
Bryant Group(b)                                 100,000        213,429
  Building & Related
Caird Group Plc.*(b)                            900,000         57,554
  Pollution Control
Filtronic Comtec Plc.*(b)                       140,000        716,227
  Communication Equipment
M.S. International Plc.(b)                      650,000        342,926
  Machinery
Mcbride(b)                                       24,000         80,000
  Household Products
Mid-States Plc.*(b)                             740,000        532,374
  Auto & Related
Morrison (William) Supermarkets Plc.(b)          40,000        100,080
  Retailing - Food


15



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

COMPANY                                          SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
Mowlem (John) & Co. Plc.(b)                     580,000     $  686,171
  Engineering & Construction
Northern Ireland Electricity Plc.(b)             20,000        122,142
  Electric Utility
Powerscreen International Plc.(b)                39,000        215,108
  Recycling Equipment
Resort Hotels Plc.*(c)                        1,000,000             -0-
  Restaurants & Lodging
Sears Plc.(b)                                    40,000         66,827
  Retailing
Siebe Plc.(b)                                    15,000        163,669
  Machinery
Tate & Lyle(b)                                   12,000         84,604
  Food & Beverages
Tomkins(b)                                       30,000        123,022
  Household Products
Williams Holdings(b)                             20,000        104,396
  Building & Construction
WPP Group(b)                                     70,000        150,520
  Advertising
Zeneca Group Plc.(b)                             20,000        356,355
  Drugs
                                                             4,800,990


                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
Total Foreign Investments
  (cost $31,531,740)                                       $33,757,283
Total Common Stocks & Other Investments
  (cost $53,900,591)                                        60,789,785
CORPORATE BONDS-0.4%
COMMUNICATION & EQUIPMENT-0.4%
Intelcom Group, Inc.
  8.00%, 9/17/98 *(a)(c)
  (cost $265,813)                                $  269        229,824

COMMERCIAL PAPER-8.5%
Merrill Lynch & Co., Inc.
  5.85%, 8/01/95
  (amortized cost $5,683,000)                     5,683      5,683,000

TOTALINVESTMENTS-100.1%
  (cost $59,849,404)                                        66,702,609
Other assets less liabilities-(0.1%)                           (74,690)

NET ASSETS-100%                                            $66,627,919


*    Non-income producing security.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1995 these securities amounted to $3,768,335 representing 5.66% of net assets.

(b) Securities with an aggregate market value of $18,915,717, segregated to collateralize forward exchange currency contracts.

(c)  Illiquid security, valued at fair market value (see Notes A and E).

     Glossary of Terms:
     ADR - American Depository Receipt
     GDR - Global Depository Receipt
     GDS - Global Depository Security

     See notes to financial statements.


16



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                                    ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $59,849,404)           $66,702,609
  Receivable for investment securities sold                          2,323,300
  Dividends and interest receivable                                     39,962
  Receivable for capital stock sold                                     29,020
  Foreign taxes receivable                                              15,580
  Total assets                                                      69,110,471

LIABILITIES
  Due to custodian                                                     178,618
  Payable for investment securities purchased                        1,305,359
  Unclaimed dividends                                                  634,284
  Unrealized depreciation of forward exchange currency contracts       151,877
  Management fee payable                                                42,043
  Distribution fee payable                                              20,175
  Payable for capital stock repurchased                                  8,763
  Accrued expenses                                                     141,433
  Total liabilities                                                  2,482,552

NET ASSETS                                                         $66,627,919

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $64,478
  Additional paid-in capital                                        60,737,913
  Accumulated net realized loss on investments and
    foreign currency transactions                                     (877,940)
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities              6,703,468
                                                                   $66,627,919

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($60,056,776/5,787,350
    shares of capital stock issued and outstanding)                     $10.38
  Sales charge-4.25% of public offering price                              .46
  Maximum offering price                                                $10.84

  CLASS B SHARES
  Net asset value and offering price per share ($5,164,440/519,200
    shares of capital stock issued and outstanding)                     $ 9.95

  CLASS C SHARES
  Net asset value, redemption and offering price per share($1,406,703/
    141,277 shares of capital stock issued and outstanding)             $ 9.96


See notes to financial statements.


17



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                         ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $69,032)  $ 566,752
  Interest                                                304,953
                                                                    $  871,705

EXPENSES
  Management fee                                          640,582
  Distribution fee - Class A                              174,375
  Distribution fee - Class B                               47,620
  Distribution fee - Class C                               12,795
  Transfer agency                                         244,934
  Administrative                                          161,181
  Custodian                                               138,414
  Audit and legal                                          99,154
  Registration                                             70,777
  Printing                                                 59,692
  Directors' fees                                          25,987
  Miscellaneous                                            37,258
  Total expenses                                        1,712,769
  Less: expenses waived and assumed by manager
    (See Note B)                                         (46,816)
  Net expenses                                                       1,665,953
  Net investment loss                                                 (794,248)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investments                                   8,002,975
  Net realized loss on foreign currency transactions                  (213,808)
  Net change in unrealized appreciation of investments               2,534,927
  Net change in unrealized depreciation of foreign currency
    denominated assets and liabilities                                 (98,524)
  Net gain on investments and foreign currency                      10,225,570

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,431,322


See notes to financial statements.


18



STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

                                                       YEAR ENDED   OCT. 1,1993
                                                         JULY 31,        TO
                                                           1995   JULY 31,1994*
                                                      ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                  $ (794,248)  $ (751,009)
  Net realized gain on investments and
    foreign currency transactions                       7,789,167    5,770,260
  Net change in unrealized appreciation (depreciation)
    of investments and foreign currency denominated
    assets and liabilities                              2,436,403   (6,096,357)
  Net increase(decrease) in net assets from operations  9,431,322   (1,077,106)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Tax return of capital
    Class A                                              (679,545)          -0-
    Class B                                               (56,726)          -0-
    Class C                                               (16,528)          -0-
  Net realized gain on investments
    Class A                                           (10,605,411)          -0-
    Class B                                              (885,298)          -0-
    Class C                                              (257,942)          -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                          3,106,523      545,313
  Total increase (decrease)                                36,395     (531,793)

NET ASSETS
  Beginning of period                                  66,591,524   67,123,317
  End of period                                       $66,627,919  $66,591,524


* The Fund changed its fiscal year end from September 30 to July 31. See notes to financial statements.


19



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                                    ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Small Cap Fund, Inc. (the "Fund"), formerly Surveyor Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on United States or foreign securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange at July 31, 1995.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized loss on foreign currency transactions of $213,808 represents net foreign exchange losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized depreciation of foreign currency denominated assets and liabilities.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of permanent book to tax differences in the classification of foreign currency transactions as well as the reclassification of a tax return of capital. The reclassifications resulted in a net decrease to accumulated net realized loss of $3,807,433 and a corresponding decrease to additional paid-in capital of $3,807,433. Net assets were not affected by the change.


20



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

NOTE B: MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays its Manager, Alliance Capital Management L.P., a management fee at an annual rate of 1% of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

The Manager has agreed to reimburse the Fund to the extent that its aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fee and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

The Manager believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For the year ended July 31, 1995, such reimbursement amounted to $46,816. Pursuant to the management agreement, the Fund paid $161,181 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Manager) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $159,995 for the year ended July 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Manager) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,309 from the sale of Class A shares and $15,749 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1995.

Brokerage commissions paid on securities transactions for the year ended July 31, 1995 amounted to $259,471, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $922,746, and $327,084 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.


21



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $76,675,599 and $87,533,882, respectively, for the year ended July 31, 1995. There were no purchases or sales of U.S. Government and government agency obligations for the year ended July 31, 1995.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies.

A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At July 31, 1995, the Fund had outstanding forward exchange currency contracts, both to purchase and sell foreign currencies against the U.S. dollar as follows:


                             CONTRACT    COST ON                   UNREALIZED
                              AMOUNT  ORIGINATION      U.S. $     APPRECIATION
                               (000)      DATE    CURRENT VALUE  (DEPRECIATION)
                             -------  ----------  -------------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen,
  expiring 9/18/95            65,000    $767,233     $741,638       $(25,595)

FOREIGN CURRENCY SALE CONTRACTS
British Pounds,
  expiring 9/18/95             1,986   3,103,721    3,171,009        (67,288)
Deutsche Mark,
  expiring 9/18/95             1,598   1,112,426    1,154,791        (42,365)
Japanese Yen, expiring
  9/18/95-11/15/95           475,954   5,509,027    5,462,939         46,088
Netherland Guilder,
  expiring 9/18/95             2,725   1,695,495    1,758,212        (62,717)
                                                                   ----------
                                                                   $(151,877)


At July 31, 1995, the cost of investments for federal income tax purposes was $59,926,275. Accordingly, gross unrealized appreciation of investments was $11,400,151 and gross unrealized depreciation of investments was $4,623,817, resulting in net unrealized appreciation of $6,776,334.

NOTE E: ILLIQUID SECURITIES


                                          DATE ACQUIRED    COST        VALUE
                                          -------------  --------     ---------
Intelcom Group, Inc. 8.00%, 9/17/98          9/16/93     $265,813     $229,824
Resort Hotels Plc.                           5/01/92      719,086           -0-
Samsung Electronics Co., Ltd. Bonus shares   7/10/95           -0-     100,092
                                                         ---------    ---------
                                                         $984,899     $329,916


22



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at July 31, 1995 represents 0.5% of net assets.

NOTE F: CAPITAL STOCK
There are 62,500,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Class A and Class C each consist of 25,000,000 authorized shares and Class B consists of 12,500,000 authorized shares. Transactions in capital stock were as follows:


                                    SHARES                   AMOUNT
                          ------------------------- ---------------------------
                                        OCT. 1,1993                 OCT. 1,1993
                          YEAR ENDED    TO JULY 31,    YEAR ENDED   TO JULY 31,
                          JUY 31,1995      1994*    JULY 31,1995       1994*
                          -----------  ------------ -------------  ------------
CLASS A
Shares sold                  391,760       325,941   $ 3,971,546   $ 3,837,992
Shares issued in
  reinvestment
  of distributions           952,163            -0-    8,217,164            -0-
Shares redeemed           (1,095,655)     (632,975)  (10,827,369)   (7,361,992)
Net increase (decrease)      248,268      (307,034)  $ 1,361,341   $(3,524,000)

CLASS B
Shares sold                  287,247       333,615   $  2,886,684   $  3,794,604
Shares issued in
  reinvestment
  of distributions            75,995            -0-      631,516            -0-
Shares redeemed             (204,792)      (77,401)   (1,961,914)     (875,725)
Net increase                 158,450       256,214   $ 1,556,286    $2,918,879

CLASS C
Shares sold                  136,839       165,941   $ 1,295,724    $1,883,546
Shares issued in
  reinvestment
  of distributions            15,861            -0-      131,935            -0-
Shares redeemed             (134,697)      (66,414)   (1,238,763)     (733,112)
Net increase                  18,003        99,527   $   188,896    $1,150,434


*  The Fund changed its fiscal year end from September 30 to July 31.


23



FINANCIAL HIGHLIGHTS                             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            CLASS A
                                       ---------------------------------------------------------------------------
                                                     OCT. 1,1993              YEAR ENDED SEPTEMBER 30,
                                        YEAR ENDED        TO        ----------------------------------------------
                                       JULY 31,1995  JULY 31,1994*      1993       1992       1991       1990
                                       ------------- -------------  ----------  ---------  ---------  ------------
Net asset value, beginning of period        $11.08       $11.24         $9.33     $10.55      $8.26     $15.54

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.09)        (.15)         (.15)      (.16)      (.06)      (.05)(a)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                1.50         (.01)         2.49      (1.03)      2.35      (4.12)
Net increase (decrease) in net asset
  value from operations                       1.41         (.16)         2.34      (1.19)      2.29      (4.17)

LESS: DISTRIBUTIONS
Tax return of capital                         (.12)          -0-           -0-        -0-        -0-        -0-
Distributions from net realized gains        (1.99)          -0-         (.43)      (.03)        -0-     (3.11)
Net asset value, end of period              $10.38       $11.08        $11.24      $9.33     $10.55      $8.26

TOTAL RETURN
Total investment return based on
  net asset value (b)                        16.62%       (1.42)%       25.83%    (11.30)%    27.72%    (31.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $60,057      $61,372       $65,713    $58,491    $84,370    $68,316
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                            2.54%(c)     2.42%(d)      2.53%      2.34%      2.29%      1.73%
  Net investment loss                        (1.17)%      (1.26)%(d)    (1.13)%     (.85)%     (.55)%     (.46)%
Portfolio turnover rate                        128%          78%           97%       108%       104%        89%

See footnote summary on page 26.


24



                                                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                      --------------------------------------------------------------------------
                                                    OCT. 1,1993             YEAR ENDED SEPTEMBER 30,
                                        YEAR ENDED        TO        --------------------------------------------
                                      JULY 31, 1995  JULY 31, 1994*    1993       1992       1991       1990(E)
                                      -------------  -------------- --------- ---------- ---------- ------------
Net asset value, beginning of period        $10.78       $11.00       $9.20     $10.49     $ 8.26     $ 9.12

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.12)        (.17)(a)    (.15)      (.20)      (.07)      (.01)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                1.40         (.05)       2.38      (1.06)      2.30       (.85)
Net increase (decrease) in net asset
  value from operations                       1.28         (.22)       2.23      (1.26)      2.23       (.86)

LESS: DISTRIBUTIONS
Tax return of capital                         (.12)          -0-         -0-        -0-        -0-        -0-
Distributions from net realized gains        (1.99)          -0-       (.43)      (.03)        -0-        -0-
Net asset value, end of period               $9.95       $10.78      $11.00      $9.20     $10.49      $8.26

TOTAL RETURN
Total investment return based on
  net asset value (b)                        15.77%       (2.00)%     24.97%    (12.03)%    27.00%     (9.43)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $5,164       $3,889      $1,150     $  819     $  121     $  183
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            3.20%(c)     3.15%(d)    3.26%      3.11%      2.98%      2.61%(d)
  Net investment loss                        (1.92)%      (1.93)%(d)  (1.85)%    (1.31)%    (1.39)%    (1.30)%(d)
Portfolio turnover rate                        128%          78%         97%       108%       104%        89%


See footnote summary on page 26.


25



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      CLASS C
                                         --------------------------------------
                                                      OCTOBER 1,     MAY 3,
                                                         1993        1993(F)
                                          YEAR ENDED       TO           TO
                                            JULY 31,    JULY 31,  SEPTEMBER 30,
                                              1995        1994*       1993
                                         -------------- ----------- -----------
Net asset value, beginning of period        $10.79      $11.00      $ 9.86

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.17)       (.17)(a)    (.05)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                1.45        (.04)       1.19
Net increase (decrease) in net asset
  value from operations                       1.28        (.21)       1.14

LESS: DISTRIBUTIONS
Tax return of capital                         (.12)         -0-         -0-
Distributions from net realized gains        (1.99)         -0-         -0-
Net asset value, end of period              $ 9.96      $10.79      $11.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        15.75%      (1.91)%     11.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $1,407      $1,330      $  261
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            3.25%(c)    3.13%(d)    3.75%(d)
  Net investment loss                        (2.10)%     (1.92)%(d)  (2.51)%(d)
Portfolio turnover rate                        128%         78%         97%


*    The Fund changed its fiscal year end from September 30 to July 31.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) If the Fund had borne all expenses, the expense ratios would have been 2.61%, 3.27%, and 3.31% for Class A, Class B and Class C shares, respectively.

(d)  Annualized.

(e) For the period September 17, 1990 (commencement of distribution) to September 30, 1990.

(f)  Commencement of distribution.


26



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL SMALL CAP FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc. including the portfolio of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP
New York, New York
September 9, 1995


FEDERAL INCOME TAX INFORMATION (UNAUDITED)
During the fiscal year ended July 31, 1995, the Fund paid on Class A, Class B and Class C shares long-term capital gains of $0.10.

FOREIGN TAX CREDIT (UNAUDITED)
The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the year ended July 31, 1995, this benefit amounted to $69,032. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitations under the Internal Revenue Code.

A notification reflecting the per share amount to be used by taxpayers on their federal income tax return will be mailed to shareholders in January 1996.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

    (a)  Financial Statements

         Included in the Prospectus:

              Condensed Financial Highlights

         Included in the Statement of Additional Information:

              Portfolio of Investments, July 31, 1995
              Statement of Assets and Liabilities, July 31, 1995 Statement of Operations, period ended July 31, 1995 Statement of Changes in Net Assets, period ended
                   July 31, 1994 and year ended July 31, 1995
              Notes to Financial Statements, July 31, 1995
              Report of Independent Auditors - September 9, 1995

         All other schedules are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in the Statement of Additional Information of the Registration Statement.

    (b)  Exhibits

         (1) Articles of Restatement of Articles of Incorporation as now in effect - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A, filed January 31, 1991 (File No. 2-25364).

         (2) Amended By-Laws - Incorporated by reference to
         Exhibit 2 to Post-Effective Amendment No. 43 of
         Registrant's Registration Statement on Form N-1A, filed
         January 30, 1989 (File No. 2-25364).

         (3) Not applicable.

         (4) Specimen of Share Certificate - Incorporated by reference to Exhibit 4 to Post-Effective Amendment No.
         37 of Registrant's Registration Statement on Form N-1A, filed February 2, 1986 (File No. 2-25364).

         (5) Form of Management Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A, filed March 2, 1993 (File No. 2-25364).

         (6) (a) Distribution Services Agreement between the
         Registrant and Alliance Fund Distributors, Inc.
         -Incorporated by reference to Exhibit 6 (a) to Post-Effective Amendment No. 56 of Registrant's
         Registration Statement on Form N-1A, filed January 30,
         1994 (File No. 2-25364).

             (b) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A, filed March 2, 1993 (File No. 2-25364).

             (c) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A, filed March 2, 1993 (File No. 2-25364).

         (7) Not applicable.

         (8) Custodian Contract between the Registrant and State
         Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No.
         45 of Registrant's Registration Statement on Form N-1A, filed January 31, 1990 (File No. 2-25364).

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 43 of Registrant's Registration Statement on Form N-1A, filed January 30, 1989 (File No. 2-25364).

         (10) Not applicable.

         (11) Consent of Independent Auditors - filed herewith.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6(a) hereto.

         (16) (a) Schedule for computation of total return performance of Class A - Incorporated by reference to
         Exhibit 16(a) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A, filed January 31, 1991 (File No. 2-25364).

              (b) Schedule for computation of total return performance of Class B - Incorporated by reference to
         Exhibit 16(b) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A, filed January 31, 1991 (File No. 2-25364).

         (27) Financial Data Schedule - filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
Registrant.

         None.

ITEM 26. Number of Holders of Securities.

                                       Number of Record Holders
         Title of Class                (as of October 13, 1995)

              Shares of Common Stock        Class A - 13,114
              par value $.01                Class B -    759
                                            Class C -    183
              Total                                   14,056


ITEM 27. Indemnification

             It is the Registrant's policy to indemnify its directors, officers and employees to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit 1 in response to Item 24 and Article X of the Registrant's By-Laws filed as Exhibit 2 in response to Item 24 all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation and Article X of the Registrant's By-Laws, as set forth below.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

                   "2-418  INDEMNIFICATION OF DIRECTORS,
              OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

                        (i)  When used with respect to a
              director, the office of director in the
              corporation; and

                        (ii)  When used with respect to a person
              other than a director as contemplated in subsection
              (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                        (iii)  "Official capacity" does not
              include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i) The act or omission of the director was
              material to the matter giving rise to the proceeding; and

                        1.   Was committed in bad faith; or

                        2.   Was the result of active and
              deliberate dishonesty; or

                   (ii) The director actually received an
              improper personal benefit in money, property, or services; or

                   (iii) In the case of any criminal proceeding,
              the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)(i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii) However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3) (i)  The termination of any proceeding by
              judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii) The termination of any proceeding by
              conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c)  A director may not be indemnified under
              subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
              the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                   (i)  If it determines a director is entitled
              to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii)  If it determines that the director is
              fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
              be the same court in which the proceeding involving the director's liability took place.

                   (e)(1)  Indemnification under subsection (b)
              of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                   (i)  By the board of directors by a majority
              vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                   (iii)  By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)(1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                   (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                   (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
              (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
              made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
              with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                   (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)(1)  A corporation may purchase and
              maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                   (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                   (3)  The insurance or similar protection may
              be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         Article NINTH of the Registrant's Articles of
Incorporation reads as follows:

         "(a) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

         (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (d) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment."

         ARTICLE X of the Registrant's By-Laws reads as follows:

    "The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article X shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article X shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article X the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors and officers only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors and officers, in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 28.   Business and Other Connections of Investment Adviser.

    The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 29.    Principal Underwriters

    (a)  Alliance Fund Distributors, Inc., the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
         Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves, Inc.
              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Counterpoint Fund
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Government Reserves
              Alliance Growth and Income Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance International Fund
              Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Mortgage Strategy Trust, Inc.
              Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
              Inc.

              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Short-Term Multi-Market Trust, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.
              The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.


                          POSITIONS AND      POSITIONS AND
                          OFFICES WITH       OFFICES
NAME                      UNDERWRITER        WITH REGISTRANT

Michael J. Laughlin       Chairman

Robert L. Errico          President

Kimberly A. Baumgardner   Senior Vice President

Edmund P. Bergan, Jr.     Senior Vice President,       Secretary
                            General Counsel
                            and Secretary

Daniel J. Dart            Senior Vice President

Byron M. Davis            Senior Vice President

Geoffrey L. Hyde          Senior Vice President

Barbara J. Krumsiek       Senior Vice President

Stephen R. Laut           Senior Vice President

Dusty W. Paschall         Senior Vice President

Antonios G. Poleondakis   Senior Vice President

Gregory K. Shannahan      Senior Vice President

Joseph F. Sumanski        Senior Vice President

James P. Syrett           Senior Vice President

Peter J. Szabo            Senior Vice President

Richard A. Winge          Senior Vice President

Benji A. Baer             Vice President

Warren W. Babcock III     Vice President

Kenneth F. Barkoff        Vice President

William P. Beanblossom    Vice President

Jack C. Bixler            Vice President

Casimir F. Bolanowski     Vice President

Kevin T. Cannon           Vice President

Leo H. Cook               Vice President

Richard W. Dabney         Vice President

Mark J. Dunbar            Vice President

Linda A. Finnerty         Vice President

William C. Fisher         Vice President

Robert M. Frank           Vice President

Gerard J. Friscia         Vice President &
                            Controller

Andrew L. Gangolf         Vice President     Assistant Secretary

Mark D. Gersten           Vice President     Treasurer and Chief
                                             Financial Officer

Joseph W. Gibson          Vice President

Troy L. Glawe             Vice President

Herbert H. Goldman        Vice President

James E. Gunter           Vice President

Alan Halfenger            Vice President

George R. Hrabovsky       Vice President

Valerie J. Hugo           Vice President

Robert H. Joseph, Jr.     Vice President
                            and Treasurer

Richard D. Keppler        Vice President

Sheila F. Lamb            Vice President

Donna M. Lamback          Vice President

Thomas Leavitt, III       Vice President

James M. Liptrot          Vice President

Christopher J. MacDonald  Vice President

Mark R. Manley            Vice President, Counsel
                          and Assistant Secretary

Daniel D. McGinley        Vice President

Maura A. McGrath          Vice President

Matthew P. Mintzer        Vice President

Nicole Nolan-Koester      Vice President

Robert T. Pigozzi         Vice President

James J. Posch            Vice President

Robert E. Powers          Vice President

Domenick Pugliese         Vice President     Assistant Secretary

Bruce W. Reitz            Vice President

Dennis A. Sanford         Vice President

Raymond S. Sclafani       Vice President

J. William Strott, Jr.    Vice President

Richard E. Tambourine     Vice President

Nicholas K. Willett       Vice President

Neil S. Wood              Vice President

Emilie D. Wrapp           Vice President     Assistant Secretary

Maria L. Carreras         Assistant Vice President

Sarah A. Chodera          Assistant Vice President

John W. Cronin            Assistant Vice President

Sohaila S. Farsheed       Assistant Vice President

Leon M. Fern              Assistant Vice President

William B. Hanigan        Assistant Vice President

Vicky M. Hayes            Assistant Vice President

Daniel M. Hazard          Assistant Vice President

John C. Hershock          Assistant Vice President

James J. Hill             Assistant Vice President

Kalen H. Holliday         Assistant Vice President

Thomas K. Intoccia        Assistant Vice President

Edward W. Kelly           Assistant Vice President

Patrick Look              Assistant Vice President &
                            Assistant Treasurer

Michael F. Mahoney        Assistant Vice President

Shawn P. McClain          Assistant Vice President

Thomas F. Monnerat        Assistant Vice President

Joanna D. Murray          Assistant Vice President

Jeanette M. Nardella      Assistant Vice President

Camilo R. Pedraza         Assistant Vice President

Carol H. Rappa            Assistant Vice President

Karen C. Satterberg       Assistant Vice President

Robert M. Smith           Assistant Vice President

Joseph T. Tocyloski       Assistant Vice President

ITEM 30.  Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31.   Management Services.

           Not applicable.

ITEM 32.   Undertakings.

The Registrant undertakes to furnish each person to whom the prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 30th day of October, 1995.

                          ALLIANCE GLOBAL SMALL CAP FUND, INC.

                          by/s/ John D. Carifa

                          ____________________________
                                  John D. Carifa
                                  Chairman

     Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


     Signature            Title              Date

(1) Principal Executive
     Officer

    /s/ John D. Carifa    Chairman           October 30, 1995
   ___________________
      John D. Carifa

(2) Principal Financial and
     Accounting Officer

    /s/ Mark D. Gersten   Treasurer and      October 30, 1995
   ___________________     Chief Financial
      Mark D. Gersten      Officer

(3) All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Dr. James M. Hester
    Clifford L. Michel
    Henry Ugarte

    By /s/ Edmund P. Bergan, Jr.             October 30, 1995
    ____________________________
        (Attorney-in-fact)
        Edmund P. Bergan, Jr.

                        Index to Exhibits



              Page


(11)       Consent of Independent Auditors.

(27)       Financial Data Schedule.











































                              C-21
00250176.AE9